UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-22417

                             Destra Investment Trust
(Exact name of registrant as specified in charter)

901 Warrenville Rd., Suite 15
                                        Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Nicholas Dalmaso
901 Warrenville Rd., Suite 15
                                       Lisle, IL 60532
 (Name and address of agent for service)

Registrant's telephone number, including area code:1-630-241-4200

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Destra Global L-Series Fund
Destra International L-Series Fund
Destra US All Cap L-Series Fund
Destra High Dividend Strategy Fund

Annual Report
September 30, 2011

Table of Contents

Shareholder Letter	3

Discussion of Fund Performance	4

Shareholder Expense Examples	18

Portfolio of Investments

Destra Global L-Series Fund	19

Destra International L-Series Fund	25

Destra US All Cap L-Series Fund	29

Destra High Dividend Strategy Fund	33

Statements of Assets and Liabilities	34

Statements of Operations	35

Statements of Changes in Net Assets	36

Financial Highlights	37

Notes to Financial Statements	38

Report of Independent Registered Public Accounting Firm	45

Board Considerations Regarding the Approval of the Investment Management Agreement
and Investment Sub-Advisory Agreements	46

Supplemental Information	48

Board of Trustees and Officers	49

General Information	51

Dear Shareholder,

We would like to take this opportunity to thank you for investing with Destra and welcome you as a shareholder into our Funds. At Destra we’ve engaged passionate, committed people with decades of knowledge in their areas of expertise to form our foundation. We believe that providing trusted financial services requires experienced talent. We are dedicated to the core value of building durable portfolios for investors like you. Our goal is to offer products from investment managers that have demonstrated a proven track record with unique and innovative investment strategies and who will maintain their investment discipline through all economic and market scenarios. Our focus is on bringing you experienced, institutional investment managers that seek to provide downside protection when markets fall and capture the upside when markets rise. At Destra we call this Responsible Alpha.

This past year certainly has been witness to many different market scenarios. The Fourth Quarter of 2010 and the First Quarter of 2011 saw the market in rally mode as investors, despite developments in the Middle East and a devastating earthquake in Japan, focused on strong earnings and an increasingly positive economic backdrop. A steady start to the year quickly turned more turbulent as eight months of S&P gains came to an end in May as the markets sold off but, managed to recover almost all their loses by the end of June. During the 3rd quarter headlines became more negative and focused on weaker economic numbers and trouble within the European economies. The United States had its troubles as well, the S&P downgrade of US debt and wavering consumer sentiment. All of these events made for a very challenging market environment and the S&P 500 down -8.68% by the end of the quarter.

It takes great faith for investors to continue to invest in this environment. Mutual fund purchases this year show that many investors have abandoned their long term asset allocation strategies. However investors who maintain their commitment to a well thought out investment plan should be rewarded in the long run. In fact, one of the things we look for in a manager is the discipline to continue implementing their investment strategy under various market scenarios. This same discipline should apply to investment managers and investors alike.

We hope that this annual report answers your questions about your Destra Fund, its investments managers, and their discipline during this past year. We look forward to providing you fund and market updates during the upcoming year and thank you for your continued support of Destra.

Sincerely,

Peter Amendolair, Chief Investment Officer
Destra Capital Advisors LLC

L-Series Fund Snapshot

For over thirty years, academic literature has supported the theory that less liquid assets offer higher returns than more liquid assets. However, the liquidity premium is most commonly associated with asset classes with absolute illiquidity, such as private equity, real estate, and venture capital. Zebra Capital, founded by Roger Ibbotson, is the first to identify the liquidity premium among the public equity markets, and more importantly, establish a liquid investment strategy that seeks to capture this premium.

The Destra Liquidity Series Funds, utilizing Zebras ground breaking research, seek to invest in fundamentally strong, publicly traded equities with relatively lower trading volumes than equities with comparable fundamentals. The portfolios seek to be well diversified, highly liquid, and offer a unique liquidity style exposure that is complementary to the other investment styles with which investors are traditionally familiar (value, small cap, momentum, etc.).

Global L-Series Shareholder Letter
Annual Report, September 30, 2011

How did the Fund perform since its inception on December 30, 2010?

Since inception on December 30, 2010 through September 30, 2011 the Destra Global L-Series Fund Class A shares returned -10.80% at NAV. Although we are disappointed with the Funds negative return, on a relative basis we are encouraged to report that the Fund outperformed its benchmark, the Russell Developed Index, which declined -12.40%. During the same time period, the Destra Global L-Series Fund Class I share returned - 10.53%.

This conforms to our expectation that the Fund will tend to outperform during periods when markets are declining. Our research has shown us that equities managed with the liquidity strategy tend to see lower negative returns compared to the broader market in these periods, which is a function of our slightly lower beta profile and is a hallmark of our strategy.

What was the market environment like during this period?

Global equity markets began 2011 on firm footing, continuing a multi-month upward trend that began in September of 2010. The good cheer continued through April of this year when fears of slowing global growth and European sovereign debt default began to seep into investors’ consciousness.

During the May – September period of this year markets started to slide, and the declines picked up speed towards the end of that time frame. Cross-correlations among stocks spiked to historic highs during August and September, signaling investor fear and a disregard for individual company fundamentals.

How did the Fund adjust to the market during this period?

The Fund utilizes a systematic approach to managing portfolios, typically holding stocks for six months and then rebalancing. Since the Fund was launched on December 31, 2010, we rebalanced the portfolio at the end of June, 2011. Our stock selection process can best be described as identifying securities that have good underlying fundamentals (i.e., earnings) and yet are not widely followed by most investors, as evidenced by lower trading volumes. By buying these less-followed, “under the radar”, but fundamentally strong companies, the Funds seek to take advantage of a liquidity premium and capture excess returns.

As discussed above, most of the Fund’s outperformance over its benchmark came during the latter five months as markets declined steeply. Although a small amount of excess return above the benchmark was generated during the first four months when world indexes were generally positive.

What global regions contributed to the Fund’s performance?

Year-to-date the Fund’s relative best performance has come from Japan, although that region was negative. That was followed by relatively good performance in the UK and weaker performance in US and Europe.

Which holdings contributed to the Funds performance?

The best returns in the Global L-Series Fund were primarily from Utilities and Energy companies. There were a couple of Spanish names, CIA Espanola De Petroleos (Energy, not held as of 9/30/2011) and Endesa (Utility, not held as of 9/30/2011), that have performed particularly well this year, despite investor worries about Spain. In addition, Dominion Resources (0.82%), Marathon Oil (not held as of 9/30/2011), and Canadian National Railway (not held as of 9/30/2011) made substantial contributions.

Which stocks detracted from the Fund’s performance?

Perhaps not surprisingly, two of the worst performers in the Fund were European banks, Commerzbank (0.54% of the Fund) and Raiffeisen Bank (0.32%). Other negative contributors were Corning (0.76%), Hess Corp. (0.69%), and Christian Dior (0.73%).

What is your outlook for the Fund and the markets?

Because our strategy is systematic in nature, Zebra Capital does not incorporate a macro-economic view or market forecast into the portfolio construction process. It is certainly true that at present global economic forecasts are at best tepid, and in many cases, outright grim. However, for long-term investors it makes sense to maintain some equity exposure even when world markets appear uncertain. There is plenty of evidence that over the long run equities have outperformed other asset classes.

Have there been any changes to the Funds investment strategy over the period?

There have been no changes to the Fund’s investment strategy.

Destra Global L-Series Fund
Share Class	3 Months	Year to Date	Life of Fund
A at NAV	-16.01	-10.68	-10.80
A With Load	-20.83	-15.80	-15.95
I at NAV	-15.86	-10.41	-10.53
MSCI World Index	-17.90	-15.12	-14.87
Russell Developed Index	-17.19	-12.43	-12.21

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares has a maximum sales charge of 5.75%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Returns for less than 1 year are not annualized. Fund returns include the reinvestment of dividends.

The Russell Developed Index is a commonly recognized market capitalization weighted index of widely held equity securities from developed economies, designed to measure broad global equity performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

		Russell
	Destra Global	Developed
Key Characteristics	L-Series Fund	Index
AUM	$2.3M
# of Positions	426	7,062
Wtd Avg. Market Cap ($B)	$16.9	$55.1
Top 10 Positions (% of Portfolio)	9.7%	8.7%

Top Ten Holdings:	Ticker	% of Fund
BCE INC	BCE	1.2%
CDN IMPERIAL BK OF COMMERCE	CM	1.1%
ROYAL DUTCH SHELL PLC	RDSA	1.0%
TONEN GEN SEKIYU NPV	6366007	1.0%
FERROVIAL SA EURO.2	B038516	0.9%
LOCKHEED MARTIN CORP	LMT	0.9%
NTT DOCOMO NPV	6129277	0.9%
EXELON CORP	EXC	0.9%
DUKE ENERGY CORP NEW	DUK	0.9%
CAPITAL ONE FINL CORP	COF	0.9%

Country Weights	Weight
United States	48.7%
Canada	6.8%
Europe	26.3%
Asia	15.5%
South and Central America	1.4%
Other	1.3%

Industry Sectors	Weight
Consumer Discretionary	11.1%
Consumer Staples	6.0%
Energy	8.7%
Financials	25.2%
Health Care	6.4%
Industrials	14.8%
Information Technology	4.8%
Materials	4.2%
Telecommunication Services	6.3%
Utilities	12.0%
Other	0.6%

Per the prospectus, the Global L-Series Fund’s estimated total annual operating expense ratio, gross of any fee waiver or expense reimbursement for Class A and Class I shares, is 1.80% and 1.52% respectively. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first 12 months of operations. If average assets of the Fund exceed $100 million during the Fund’s first 12 months, the expense ratio may be lower. There is a contractual/voluntary fee waiver currently in place for this Fund through March 31, 2014, to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 1.70% and 1.42% for Class A and Class I shares respectively of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.70% and 1.42% for Class A and Class I shares respectively. Without this expense cap, actual returns would be lower.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

International L-Series Shareholder Letter
Annual Report, September 30, 2011

How did the Fund perform since its inception on December 30, 2010?

Since inception on December 30, 2010 through September 30, 2011 the Destra International L-Series Fund Class A shares returned -11.60% at NAV. Although we are disappointed with the Funds negative return, on a relative basis we are encouraged to report that the Fund outperformed its benchmark, the Russell Developed Ex US Index, which declined -14.10%. During the same time period the Destra International L-Series Fund Class I shares returned, -11.40%.

This conforms to our expectation that the Fund will tend to outperform its benchmark during periods when markets are declining. Our research has shown us that equities managed with the liquidity strategy tend to see lower negative returns compared to the broader market in these periods, which is a function of our slightly lower beta profile and is a hallmark of our strategy. The estimated monthly beta on September 30, 2011 was 0.89.

What was the market environment like during this period?

Global equity markets began 2011 on firm footing, continuing a multi-month upward trend that began in September of 2010. The good cheer continued through April of this year when fears of slowing global growth and European sovereign debt default began to seep into investors’ consciousness.

During the May – September period of this year markets started to slide, and the declines picked up speed towards the end of that time frame. Cross-correlations among stocks spiked to historic highs during August and September, signaling investor fear and a disregard for individual company fundamentals.

How did the Fund adjust to the market during this period?

The Fund utilizes a systematic approach to managing portfolios, typically holding stocks for six months and then rebalancing. Since the Fund was launched on December 31, 2010, we rebalanced the portfolio at the end of June, 2011. Our stock selection process can best be described as identifying securities that have good underlying fundamentals (i.e., earnings) and yet are not widely followed by most investors, as evidenced by lower trading volumes. By buying these less-followed, “under the radar”, but fundamentally strong companies, the Funds seek to take advantage of a liquidity premium and capture excess returns.

As discussed above, most of the Fund’s outperformance over its benchmark came during the latter five months as markets declined steeply. Although a small amount of excess return above the benchmark was generated during the first four months when world indexes were generally positive.

What global regions contributed to the Fund’s performance?

Year-to-date the Fund’s relative best performance has come from Japan, although that region showed negative returns. The worst regional performance came from Europe.

Which holdings contributed to the Funds performance?

Three of the best performers in the International L-Series Fund were Spanish firms, Caixabank (1.33% of the Fund), CIA Espanola De Petroleos (not held as of 9/30/2011), and Endesa (not held as of 9/30/2011). In addition, returns were significantly aided by Ono Pharmaceutical(0.49%) and KBC Groep (not held as of 9/30/2011), a Belgian banking firm.

Which stocks detracted from the Fund’s performance?

The securities that made the biggest negative contribution were Christian Dior (1.59% of the Fund), Commerzbank (1.30%), Raiffeisen Bank (0.76%), Portugal Telecom (1.66%), and OMV AG (1.02%, an oil exploration and refinery firm).

What is your outlook for the Fund and the markets?

Because our strategy is systematic in nature Zebra Capital does not incorporate a macro-economic view or market forecast into the portfolio construction process. It is certainly true that at present global economic forecasts are at best tepid, and in many cases, outright grim. However, for long-term investors it makes sense to maintain some equity exposure even when world markets appear uncertain. There is plenty of evidence that over the long run equities have outperformed other asset classes.

Have there been any changes to the Funds investment strategy over the period?

There have been no changes to the Fund’s investment strategy.

Destra International L-Series Fund
Share Class	3 Months	Year to Date	Life of Fund
A at NAV	-16.50	-11.36	-11.60
A With Load	-21.31	-16.45	-16.71
I at NAV	-16.42	-11.16	-11.40
MSCI World Index, Ex US	-20.44	-18.79	-18.36
Russell Developed Index, Ex US	-19.10	-14.92	-14.40

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares has a maximum sales charge of 5.75%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Returns for less than 1 year are not annualized. Fund returns include the reinvestment of dividends.

The Russell Developed Ex US Index is a commonly recognized market capitalization weighted index of widely held equity securities from developed economies, designed to measure broad international equity performance.

The MSCI World Ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding United States shares.

	Destra	Russell
	International	Developed
Key Characteristics	L-Series Fund	Ex US Index
AUM	$2.4M
# of Positions	230	4,128
Wtd Avg. Market Cap ($B)	$15.6	$39.2
Top 10 Positions (% of Portfolio)	14.7%	10.4%

Top Ten Holdings:	Ticker	% of Fund
FERROVIAL SA EURO.2	B038516	2.1%
FORTUM OYJ EUR3.40	5579550	1.7%
PORTUGAL TCOM SGPS EUR0.03	5817186	1.7%
CHRISTIAN DIOR EUR2	4061393	1.6%
CDN IMPERIAL BK OF COMMERCE	CM	1.4%
BCE INC	BCE	1.3%
CAIXABANK SA EUR1	B283W97	1.3%
COMMERZBANK AG ORD NPV	4325538	1.3%
EDP-ENERGIAS PORTU EUR1(REG)	4103596	1.2%
RTL GROUP NPV	4061490	1.2%

Country Weights	Weight
Canada	8.0%
Europe	60.5%
Asia	26.2%
South and Central America	2.2%
United States	0.0%
Other	3.1%

Industry Sectors	Weight
Consumer Discretionary	13.6%
Consumer Staples	5.0%
Energy	7.4%
Financials	24.2%
Health Care	3.9%
Industrials	17.3%
Information Technology	3.3%
Materials	6.5%
Telecommunication Services	9.6%
Utilities	8.6%
Other	0.6%

Per the prospectus, the International L-Series Fund’s estimated total annual operating expense ratio, gross of any fee waiver or expense reimbursement for Class A and Class I shares, is 1.85% and 1.57% respectively. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first 12 months of operations. If average assets of the Fund exceed $100 million during the Fund’s first 12 months, the expense ratio may be lower. There is a contractual/voluntary fee waiver currently in place for this Fund through March 31, 2014, to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 1.75% and 1.47% for Class A and Class I shares respectively of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.75% and 1.47% for Class A and Class I shares respectively. Without this expense cap, actual returns would be lower.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

US All Cap L-Series Shareholder Letter
Annual Report, September 30, 2011

How did the Fund perform since its inception on December 30, 2010?

Since inception on December 30, 2010 through September 30, 2011 the Destra US All Cap L-Series Fund Class A shares returned -9.07% at NAV. Although we are disappointed with the Funds negative return, on a relative basis we are encouraged to report that the Fund outperformed its benchmark, the Russell 3000 Index, which declined -9.90%. During the same time period, the Destra US All Cap L-Series Fund Class I share returned -8.87% at NAV.

This conforms to our expectation that the Fund will tend to outperform during periods when markets are declining. Our research has shown us that equities managed with the liquidity strategy tend to see lower negative returns compared to the broader market in these periods, which is a function of our slightly lower beta profile and is a hallmark of our strategy. The estimated monthly beta on September 30, 2011 was 0.94.

What was the market environment like during this period?

Global equity markets began 2011 on firm footing, continuing a multi-month upward trend that began in September of 2010. The good cheer continued through April of this year when fears of slowing global growth and European sovereign debt default began to seep into investors’ consciousness.

During the May – September period of this year markets started to slide, and the declines picked up speed towards the end of that time frame. Cross-correlations among stocks spiked to historic highs during August and September, signaling investor fear and a disregard for individual company fundamentals.

How did the Fund adjust to the market during this period?

The Fund utilizes a systematic approach to managing portfolios, typically holding stocks for six months and then rebalancing. Since the Fund was launched on December 31, 2010, we rebalanced the portfolio at the end of June, 2011. Our stock selection process can best be described as identifying securities that have good underlying fundamentals (i.e., earnings) and yet are not widely followed by most investors, as evidenced by lower trading volumes. By buying these less-followed, “under the radar”, but fundamentally strong companies, the Fund seeks to take advantage of a liquidity premium and capture excess returns.

As discussed above, most of the Fund’s outperformance over its benchmark came during the latter five months as markets declined steeply. Although a small amount of excess return above the benchmark was generated during the first four months when world indexes were generally positive.

Which holdings contributed to the Funds performance?

The best performers in the Destra US All Cap L-Series Fund were in what might be considered typical “safe-haven” investments. Reynolds American (Tobacco) (1.18% of the Fund), Duke Energy (1.53%) and Dominion Resources (Utilities, 1.47%), Humana (Health Care, 0.68%), and Marathon Oil (Energy, not held as of 9/30/2011).

Which stocks detracted from the Fund’s performance?

The worst performers in the Fund were Corning (1.34% of the Fund), Hess(1.21%), Bank of New York(1.05%), AFLAC (0.70%), and Thomson Reuters (1.02%).

What is your outlook for the Fund in the coming 12 months?

Because our strategy is systematic in nature Zebra Capital does not incorporate a macro-economic view or market forecast into the portfolio construction process. It is certainly true that at present global economic forecasts are at best tepid, and in many cases, outright grim. However, for long-term investors it makes sense to maintain some equity exposure even when world markets appear uncertain. There is plenty of evidence that over the long run equities have outperformed other asset classes.

Have there been any changes to the Funds investment strategy over the period?

There have been no changes to the Fund’s investment strategy.

Destra US All Cap L-Series Fund
Share Class	3 Months	Year to Date	Life of Fund
A at NAV	-15.49	-9.07	-9.07
A With Load	-20.33	-14.32	-14.32
I at NAV	-15.41	-8.87	-8.87
Russell 3000 Index	-15.28	-9.90	-9.99

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares has a maximum sales charge of 5.75%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Returns for less than 1 year are not annualized. Fund returns include the reinvestment of dividends.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index. Russell 3000 Index is a registered trademark of the Frank Russell Company.

	Destra US	Russell
	All Cap	3000
Key Characteristics	L-Series Fund	Index
AUM	$1.1M
# of Positions	258	2,938
Wtd Avg. Market Cap ($B)	$18.3	$70.4
Top 10 Positions (% of Portfolio)	41.9%	16.7%

Top Ten Holdings:	Ticker	% of Fund
BCE INC	BCE	1.7%
LOCKHEED MARTIN CORP	LMT	1.6%
EXELON CORP	EXC	1.6%
DUKE ENERGY CORP NEW	DUK	1.5%
GENERAL DYNAMICS CORP	GD	1.5%
DOMINION RES INC VA NEW	DUK	1.5%
WELLPOINT INC	WLP	1.4%
ROYAL DUTCH SHELL PLC	RDSA	1.4%
CDN IMPERIAL BK OF COMMERCE	CM	1.4%
CAPITAL ONE FINL CORP	COF	1.4%

Industry Sectors	Weight
Consumer Discretionary	9.4%
Consumer Staples	7.6%
Energy	8.9%
Financials	25.4%
Health Care	9.5%
Industrials	10.1%
Information Technology	6.0%
Materials	3.3%
Telecommunication Services	4.0%
Utilities	14.8%
Other	0.9%

Per the prospectus, the US All Cap L-Series Fund’s estimated total annual operating expense ratio, gross of any fee waiver or expense reimbursement for Class A and Class I shares, is 1.70% and 1.42% respectively. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first 12 months of operations. If average assets of the Fund exceed $100 million during the Fund’s first 12 months, the expense ratio may be lower. There is a contractual/voluntary fee waiver currently in place for this Fund through December 31, 2013, to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 1.60% and 1.32% for Class A and Class I shares respectively of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.60% and 1.32% for Class A and Class I shares respectively. Without this expense cap, actual returns would be lower.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

Destra High Dividend Strategy Fund
Annual Report, September 30, 2011

How did the Fund perform since its inception on December 30, 2010?

Since inception of the Destra High Dividend Strategy Fund (the “Fund”) on August 10, 2011 through September 30, 2011, the Class A and Class I shares provided a total return of 0.93% at NAV, while outperforming its benchmark, the S&P 500 Index, which declined -3.16%, and its Morningstar Fund category, the Morningstar Large Value Fund Category which returned - 4.09%. The Fund seeks to provide high current income and the opportunity for growth by investing in income producing securities, foreign securities, and MLPs.

What was the market environment like during this period?

The third quarter of 2011 brought continued volatility to the financial markets. The economy and markets faced challenges not seen since 2008-2009, including the debt ceiling debate, a downgrade to US debt rating, and uncertainty in Europe.

Sources of income continue to shrink as the Fed drives interest rates lower in hopes of sparking some economic growth. Investor demand for income from alternative sources continued to rise from a variety of areas including; the need to convert growth assets to income as the number of Baby Boomers retire, and pension funds who are seeking to meet their actuarial obligations. The current trend among investors appears to be to respond to uncertainty in the headlines and the markets by seeking more mature and stable companies in which to invest---and generally these tend to be payers of dividends. Pressures on corporations to return some of their growing cash positions to investors are increasing as well.

How did the Fund adjust to the market during this period?

Despite the volatility we’ve thought that conditions were well suited to our approach. We believe that investing in high quality stocks that deliver high dividend yield and high growth of yield over time is the most reliable driver of long-term returns. That strategy was definitely well suited for this period. We didn’t make any big changes in our holdings, and as for our approach the Fund and the conditions surrounding it remained little changed during the period. No one was spared the market’s retreat, but we resisted the declines very well. We were extremely pleased with the Fund’s relative performance. Since the inception of the Fund no new positions were bought and none were sold.

Which holdings contributed to the Fund’s performance?

The main contributors to the Fund have come from diverse sectors---which is why we push for as much diversity as we can find, consistent with our mandate for high quality and high yield.

NiSource (4.8% of the Fund), a high weight in the Fund, was our top contributor. We think the stock is a strong candidate for M&A, but even without an event the company is stronger than it’s been in years, with regulatory action behind it, a good yield that may finally begin to rise and a valuation just a whisker above book value. In our view, this is a classic of the “get paid to wait” scenario. American Water Works (4.1%) showed up near the top of our leader’s board, as the company raised its earnings guidance and all the arrows are pointing the right way for rate increases in its many and varied regulated markets. ONEOK Partners (2.5%) swam upstream against a generally soft MLP sector (though the sector was still much better than the broad market), as its liquids business is now in the sweet spot of the midstream energy world. Bristol-Myers Squibb (1.7%) led our pharmaceutical holdings, which were as a group generally stronger than the broad market. The company has had some ups and downs in the diabetes pipeline, but it is quite possible they may be first over the finish line with a new generation of blood thinner (Eliquis, in a joint venture with Pfizer). Current business is doing well, including positive data points in hepatitis C and rheumatoid arthritis medications, which combined with Eliquis would go a long way toward neutralizing any future patent cliff.

Which stocks detracted from the Fund’s performance?

The laggards this quarter seemed mainly those most affected by macro factors. Enerplus (3.3% of the Fund) was pushed down by a fall in oil prices that matched the equity market in timing and magnitude (so much for asset class diversification!). Energy Transfer (4.7%) was as poor a performer as ONEOK Partners was good. The company was and still is involved in Energy Transfer Equity’s bid for Southern Union and we believe the price has discounted a potential secondary associated with that deal. To us, it’s a disconnect, but we like MLP secondaries. They demonstrate new assets and new sources of cash flow coming onstream.

What is your outlook for the Fund in the coming 12 months?

We think the economic and corporate worlds have hit a kind of stasis point, where there won’t be much aggregate growth or change in the complexion of consumer or business activity. There is much work to do to recover an organically healthy and sustainable economy, and we’re not convinced the political climate will get us there. In the meantime, we will focus on companies with recurring revenues that can grow, selected companies with good yields that are natural resource (or essential service) related, companies that can benefit from global demographic changes, and companies that may be the object of merger and acquisition activity. Also, consistent with our investment approach and the Fund’s principal investment strategies, we may begin the use of a covered call writing strategy. The covered call strategy will seek to provide additional current income and potentially hedge against shifts in market conditions through the use of option writing on individual equities or broader market indicies.

We would be remiss if we didn’t point out that our gross yield is now about 3 times the yield of 10-year US Treasuries, a divergence we have never seen before. Our yield has been growing, and we will work to help ensure it will continue. However, the bond yield, by definition, will never grow.

Destra High Dividend Strategy Fund
Inception Date: August 10, 2011
Share Class	Life of Fund
A at NAV	0.93
A With Load	-4.90
I at NAV	0.93
S&P 500 Index	-3.16

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares has a maximum sales charge of 5.75%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Returns for less than 1 year are not annualized.

	Destra
	High
	Dividend	S&P 500
# of Holdings	21	500
Price/Earnings Ratio
Wtd. Avg. Market Cap (%B)	$43.10	$44.98
American Depository Receipts	19%
Master Limited Partnerships	19.8%
REITs	5.5%

Per the prospectus, the High Divided Strategy Fund’s estimated total annual operating expense ratio, gross of any fee waiver or expense reimbursement for Class A and Class I shares, is 1.70% and 1.42% respectively. The Fund’s expense ratio for its initial fiscal year is based on an assumed average asset level of $100 million. If assets are lower than $100 million, the expense ratio will be higher due to the inclusion of offering costs during the first 12 months of operations. If average assets of the Fund exceed $100 million during the Fund’s first 12 months, the expense ratio may be lower. There is a contractual/voluntary fee waiver currently in place for this Fund through December 31, 2013, to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 1.60% and 1.32% for Class A and Class I shares respectively of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.60% and 1.32% for Class A and Class I shares respectively. Without this expense cap, actual returns would be lower.

Top Ten Holdings:	Ticker	% of Fund
NISOURCE INC	NI	5.35%
ENTERPRISE PRODUCTS	EPD	5.03%
ABBOTT LABS	ABT	4.66%
KINDER MORGAN ENERGY	KMP	4.62%
AMERICAN WATER WORKS CO	AWK	4.48%
ENERGY TRANSFER	ETP	4.41%
NATIONAL GRID PLC-SP ADR	NGG	3.24%
GLAXOSMITHKLINE PLC ADR	GSK	3.20%
JOHNSON & JOHNSON	JNJ	3.15%
INTEL CORP	INTC	3.13%

Industry Sectors	Weight
Consumer Discretionary	1.12%
Consumer Staples	2.02%
Energy	30.11%
Financials	9.72%
Health Care	18.85%
MLPs	19.80%
Industrials	1.56%
Technology	6.76%
Basic Materials	3.48%
Telecommunication Services	10.42%
Cash	1.07%
Utilities	14.89%

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

Destra Funds Risk Disclosures

This document may contain forward-looking statements representing Destra’s or the portfolio manager or sub-adviser’s beliefs concerning future operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statement involve risks and uncertainties. Because these forward-looking statement are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s or the portfolio manager or sub-adviser’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Destra L-Series Funds

Some important risks of the L-Series Funds are: Market Risk/Smaller Company Risk: The market values of securities owned by the Fund may decline, at times sharply and unpredictably, due to declines in the overall stock or other financial markets and therefore the value of Fund shares will fluctuate. Stocks of smaller companies may be less liquid than those of larger companies and may experience greater price fluctuations. In addition, stocks of smaller companies may not be widely followed by the investment community, resulting in less demand. You may lose some or all of your investment in this Fund. Non-U.S. Investment Risk: Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks that may include, among other things, regulatory, political, social, and economic developments abroad; different legal, regulatory, and tax environments; less liquidity and greater volatility; a lack of uniform accounting, auditing, and financial reporting standards; and increased price volatility. Currency Risk: Changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Value Stocks Risk: Value stocks are subject to the risk that the market may never realize their intrinsic value or that their prices may go down. Liquidity Risk: From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. Securities Selection Risk: Securities selected by the sub-advisor for the Fund may not perform to expectations. Investment Risk: When you sell your shares of the Fund, they could be worth less than what you paid for them.

Destra High Dividend Strategy Fund

Some important risks of the High Dividend Strategy Fund are: Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Dividend Income Risk: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund’s dividend paying equity securities would be adversely affected. Depending upon market conditions, income producing equities that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. Non-U.S. Investment Risk: Non-U.S. companies or U.S. companies with significant non-U.S. operations may be subject to risks in addition to those of companies that principally operate in the United States. This increased risk is a result of, among other things, regulatory, political, social and economic developments abroad; different legal, regulatory and tax environments; less liquidity and greater volatility; a lack of uniform accounting, auditing and financial reporting standards; and increased price volatility. Currency Risk: Since a portion of the Fund’s assets may be invested in securities denominated foreign currencies, changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities. Master Limited Partnership Risk and Sector Risk: Units of master limited partnerships (“MLPs”) involve certain risks, which differ from investments in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and the potential for conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Convertible Securities Risk: The market value of a convertible security often performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money. Derivatives Risk: The use of derivatives entail certain execution, market, liquidity, hedging and tax risks. If the investment adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. The Fund will be subject to risks that include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. Smaller Company Risk: Market risk is generally greater for lower market capitalization companies because they tend to have more limited product lines, shorter operating histories, less experienced management and more limited financial resources than larger companies. Stocks of smaller companies may be less liquid than those of larger companies and may experience greater price fluctuations. In addition, stocks of smaller companies may not be widely followed by the investment community, resulting in less demand.

Overview of Fund Expenses — As of September 30, 2011 (unaudited)

As a shareholder of the Destra Investment Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid through 9/30/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratios	Expenses
	Account	Account	During the	Paid
	Value	Value	Period 4/1/11	through
	3/31/11	9/30/11	to 9/30/11	to 9/30/11†
Destra Global L-Series Fund Class A
Actual	$1,000.00	$843.10	1.70%	$7.85
Hypothetical (5% return before expenses)	1,000.00	1,016.55	1.70%	8.59
Destra Global L-Series Fund Class I
Actual	1,000.00	845.09	1.42%	6.57
Hypothetical (5% return before expenses)	1,000.00	1,017.95	1.42%	7.18
Destra International L-Series Fund Class A
Actual	1,000.00	839.24	1.75%	8.07
Hypothetical (5% return before expenses)	1,000.00	1,016.29	1.75%	8.85
Destra International L-Series Fund Class I
Actual	1,000.00	840.61	1.47%	6.78
Hypothetical (5% return before expenses)	1,000.00	1,017.70	1.47%	7.44
Destra US All Cap L-Series Fund Class A
Actual	1,000.00	852.50	1.60%	7.43
Hypothetical (5% return before expenses)	1,000.00	1,017.05	1.60%	8.09
Destra US All Cap L-Series Fund Class I
Actual	1,000.00	853.84	1.32%	6.13
Hypothetical (5% return before expenses)	1,000.00	1,018.45	1.32%	6.68
Destra High Dividend Strategy Fund Class A*
Actual	1,000.00	1,009.33	1.60%	2.25	††
Hypothetical (5% return before expenses)	1,000.00	1,017.05	1.60%	8.09
Destra High Dividend Strategy Fund Class I*
Actual	1,000.00	1,009.33	1.32%	1.85	††
Hypothetical (5% return before expenses)	1,000.00	1,018.45	1.32%	6.68

*	The Fund commenced operations on August 10, 2011.
†
Expenses are calculated using the Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six-months period). Hypothetical expenses assume the Fund was outstanding for a full six-month period and not the shorter actual period shown above.

††
Expenses are calculated using each Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 51/365 (to reflect commencement of operations).

DESTRA GLOBAL L-SERIES FUND
PORTFOLIO OF INVESTMENTS
September 30, 2011

Number
of
Shares	Description	Fair Value
	Long-Term Investments – 97.3%
	Common Stocks – 97.3%
	Argentina - 0.5%
404	Pampa Energia SA, ADR	$ 4,666
223	YPF Sociedad Anonima, ADR	7,629
		12,295
	Austria – 1.3%
186	EVN AG	2,677
27	Lenzing AG	2,642
19	Mayr-Melnhof Karton AG	1,714
65	Oesterreichische Post AG	1,851
351	OMV AG	10,463
245	Raiffeisen Bank
	International AG	7,102
148	Voestalpine AG	4,285
		30,734
	Belgium – 1.6%
2	Banque Nationale de Belgique	5,868
362	Belgacom SA	10,910
98	Delhaize Group	5,737
1,927	Dexia SA*	3,671
127	Elia System Operator SA NV	5,161
51	Mobistar SA	2,916
22	Sofina SA	1,836
		36,099
	Bermuda – 0.7%
151	Arch Capital Group Ltd.*	4,934
102	Brookfield Infrastructure
	Partners LP	2,483
375	Catlin Group Ltd	2,169
259	Hiscox Ltd	1,481
216	Lancashire Holdings Ltd	2,316
46	Signet Jewelers Ltd.*	1,555
70	Validus Holdings Ltd	1,744
		16,682
	Brazil – 0.3%
960	Brasil Telecom SA, ADR	6,144
37	Cia de Saneamento Basico do
	Estado de Sao Paulo, ADR	1,715
		7,859
	Canada – 6.6%
24	Agrium, Inc.	1,600
746	BCE, Inc	27,945
552	Brookfield Asset Management,
	Inc. - Class A	15,208
371	Canadian Imperial Bank
	of Commerce	25,903
102	Canadian Pacific Railway Ltd	4,905
223	CGI Group, Inc. - Class A*	4,195
65	Gildan Activewear, Inc.	1,679
183	Kinross Gold Corp	2,705
213	Magna International, Inc.	7,023
140	Manulife Financial Corp	1,586

Number
of
Shares	Description	Fair Value
	Canada - (continued)
406	Rogers Communications, Inc. -
	Class B	$ 13,889
351	Shaw Communications, Inc. -
	Class B	7,090
94	Silver Standard Resources,
	Inc.*	1,725
641	Sun Life Financial, Inc	15,249
477	TransCanada Corp	19,314
		150,016
	Finland – 0.8%
89	Fiskars Corp	1,676
752	Fortum OYJ	17,727
		19,403
	France – 5.4%
76	Aeroports de Paris	5,725
22	Bollore	4,847
146	Christian Dior SA	16,370
41	Ciments Francais SA	3,412
539	CNP Assurances	7,948
25	Colas SA	3,590
55	CIC	7,970
8	Dassault Aviation SA	6,762
72	Eiffage SA	2,224
19	Eramet	2,627
16	Esso Ste Anonyme Francaise	1,480
43	Euler Hermes SA	2,610
153	Eutelsat Communications	6,155
8	Financiere de l’Odet	3,429
43	Iliad SA	4,811
70	Imerys SA	3,507
151	JC Decaux SA*	3,753
107	Metropole Television SA	1,737
2,763	Natixis	8,705
321	PagesJaunes Groupe	1,266
68	Plastic Omnium SA	1,610
221	Rexel SA	3,300
41	Societe BIC SA	3,496
116	Sodexo	7,649
8	Somfy SA	2,023
43	SA des Ciments Vicat	2,806
62	Wendel	3,891
		123,703
	Gabon – 0.1%
5	Total Gabon	1,913

	Germany – 1.5%
70	Aurubis AG	3,544
87	Axel Springer AG	2,999
4,875	Commerzbank AG*	12,235
70	Fraport AG	4,128
46	Generali Deutschland
	Holding AG	3,209
72	MVV Energie AG	2,296
8	Rational AG	1,799

The accompanying notes are an integral part of financial statements.

DESTRA GLOBAL L-SERIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
September 30, 2011

Number
of
Shares	Description	Fair Value
	Germany - (continued)
35	SMA Solar Technology AG	$ 1,815
87	Wuestenrot & Wuerttembergische
	AG	1,834
		33,859
	Greece – 0.5%
412	Hellenic Petroleum SA	3,226
188	Motor Oil (Hellas) Corinth
	Refineries SA	1,533
442	OPAP SA	4,464
342	Public Power Corp. SA	2,720
		11,943
	Guernsey – 0.2%
1,094	Resolution Ltd	4,188

	Ireland – 0.4%
83	Covidien PLC	3,660
78	DCC PLC	1,966
57	Ingersoll-Rand PLC	1,601
76	Ryanair Holdings PLC, ADR*	1,957
		9,184
	Italy – 0.3%
197	ACEA SpA	1,581
272	Banca Popolare dell’Emilia
	Romagna Scrl	2,649
232	Banca Popolare di Sondrio Scrl	1,690
192	Societa Iniziative Autostradali
	e Servizi SpA	1,478
		7,398
	Japan – 14.4%
200	AEON Mall Co., Ltd	4,571
200	Arnest One Corp	2,069
2	Bic Camera, Inc	1,085
200	Brother Industries Ltd	2,351
2	Central Japan Railway Co	17,465
200	Century Tokyo Leasing Corp	3,965
400	Chugai Pharmaceutical
	Co., Ltd	6,781
2,000	Cosmo Oil Co., Ltd	4,953
400	DENSO Corp	12,867
2	eAccess Ltd	505
200	EDION Corp	1,675
200	Heiwa Corp	3,543
400	Honda Motor Co., Ltd	11,726
87	Honda Motor Co., Ltd., ADR	2,536
200	Hulic Co., Ltd	2,252
1,500	ITOCHU Corp	14,343
8	Jupiter Telecommunications
	Co., Ltd	8,662
2,600	JX Holdings, Inc	14,602
700	The Kansai Electric Power
	Co., Inc	12,105
2	KDDI Corp	13,778
200	Kewpie Corp	2,905
700	Mitsubishi Corp	14,261
400	Mitsubishi Tanabe Pharma Corp.	7,441

Number
of
Shares	Description	Fair Value
	Japan - (continued)
90	Mitsubishi UFJ Lease & Finance
	Co., Ltd	$ 3,595
900	Mitsui & Co., Ltd	13,045
200	Nagase & Co., Ltd	2,471
2,000	The Nishi-Nippon City
	Bank Ltd	6,150
200	Nomura Research Institute Ltd	4,572
11	NTT DOCOMO, Inc	20,056
2	PGM Holdings K.K	1,020
400	Sapporo Hokuyo Holdings, Inc	1,418
400	Sony Financial Holdings, Inc	6,111
1,300	Sumitomo Corp	16,096
4,000	Sumitomo Mitsui Trust
	Holdings, Inc	13,248
200	Takeda Pharmaceutical
	Co., Ltd	9,492
200	Tokai Rubber Industries Ltd	2,778
2,000	Tokyu Corp	10,057
2,000	TonenGeneral Sekiyu K.K	22,996
200	Toyota Industries Corp	5,837
400	Toyota Tsusho Corp	6,848
20	USS Co., Ltd	1,702
51	Yahoo Japan Corp	15,850
		329,783
	Luxembourg – 0.5%
137	RTL Group	11,852

	Mauritius – 0.1%
523	Essar Energy PLC*	2,024

	Mexico – 0.4%
251	Fresnillo PLC	6,130
188	Telefonos de Mexico SAB
	de CV – Class L, ADR	2,810
		8,940
	Netherlands – 1.5%
192	CNH Global NV*	5,038
95	Delta Lloyd NV	1,501
113	Heineken Holding NV	4,367
16	Hunter Douglas NV	644
386	Royal Dutch Shell PLC, ADR	23,747
		35,297
	Panama – 0.1%
41	Copa Holdings SA - Class A	2,512

	Peru – 0.1%
177	Hochschild Mining PLC	1,118

	Philippines – 0.1%
43	Philippine Long Distance
	Telephone Co., ADR	2,130

	Portugal – 1.9%
1,102	Banco Espirito Santo SA	2,923
1,150	Brisa Auto-Estradas de
	Portugal SA	4,075
644	CIMPOR - Cimentos de
	Portugal, SGPS SA	4,307

The accompanying notes are an integral part of financial statements.

DESTRA GLOBAL L-SERIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
September 30, 2011

Number
of
Shares	Description	Fair Value
	Portugal - (continued)
4,026	EDP - Energias de Portugal SA	$ 12,418
1,027	Portucel - Empresa Produtora de
	Pasta e Papel SA	2,399
2,342	Portugal Telecom, SGPS SA	17,231
		43,353
	Singapore – 0.2%
639	Flextronics International Ltd.*	3,598

	South Korea – 0.2%
62	POSCO, ADR	4,713

	Spain – 3.1%
323	ACS, Actividades de Construccion
	y Servicios SA	11,399
738	Banco Espanol de Credito SA	4,414
2	Construcciones y Auxiliar de
	Ferrocarriles SA	1,013
92	Corporacion Financiera
	Alba SA	3,904
2,832	CaixaBank	12,426
1,881	Ferrovial SA	21,474
102	Grupo Catalana Occidente SA	1,676
2,630	Mapfre SA	8,133
51	Prosegur, Compania de
	Seguridad SA	2,171
302	Zardoya Otis SA	3,845
		70,455
	Switzerland – 1.9%
323	ACE Ltd	19,574
72	Allied World Assurance Co.
	Holdings Ltd	3,867
391	Ferrexpo PLC	1,595
127	Garmin Ltd	4,035
48	Novartis AG, ADR	2,677
332	TE Connectivity Ltd	9,342
78	Tyco International Ltd	3,178
		44,268
	Taiwan - 0.1%
188	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	2,149

	United Arab Emirates – 0.2%
558	Dragon Oil PLC	4,184

	United Kingdom – 5.4%
421	Aberdeen Asset
	Management PLC	1,126
188	African Barrick Gold Ltd	1,466
267	Amlin PLC	1,172
334	Ashmore Group PLC	1,676
329	Associated British Foods PLC	5,658
749	Aviva PLC	3,519
24	British American Tobacco
	PLC, ADR	2,033
417	British Sky Broadcasting
	Group PLC	4,290
1,787	BT Group PLC	4,785

Number
of
Shares	Description	Fair Value
	United Kingdom - (continued)
439	Capital & Counties
	Properties PLC	$ 1,146
216	Carillion PLC	1,115
199	Carphone Warehouse
	Group PLC	1,044
1,089	Centrica PLC	5,015
78	Diageo PLC, ADR	5,923
458	Eurasian Natural Resources
	Corp. PLC	4,055
65	GlaxoSmithKline PLC, ADR	2,684
550	Hammerson PLC	3,217
159	Hargreaves Lansdown PLC	1,109
140	Homeserve PLC	997
175	Imperial Tobacco Group PLC	5,900
1,008	J Sainsbury PLC	4,288
102	Jardine Lloyd Thompson
	Group PLC	998
262	Kazakhmys PLC	3,197
188	Melrose PLC	847
177	Millennium & Copthorne
	Hotels PLC	1,100
410	Misys PLC*	1,373
582	National Grid PLC	5,763
62	New World Resources PLC -
	Class A	445
253	Northumbrian Water
	Group PLC	1,822
159	Pennon Group PLC	1,664
458	Prudential PLC	3,929
253	Scottish & Southern
	Energy PLC	5,072
170	Shaftesbury PLC	1,227
844	Songbird Estates PLC*	1,525
46	Spectris PLC	832
421	Sports Direct
	International PLC*	1,416
375	Stagecoach Group PLC	1,426
1,170	Standard Life PLC	3,617
177	Unilever PLC	5,539
609	Vodafone Group PLC, ADR	15,621
102	Willis Group Holdings PLC	3,506
		123,137
	United States – 46.9%
188	Activision Blizzard, Inc	2,237
81	Aecom Technology Corp.*	1,431
291	Aetna, Inc	10,578
294	Aflac, Inc	10,275
59	Agilent Technologies, Inc.*	1,844
51	AGL Resources, Inc	2,078
100	Air Products & Chemicals, Inc	7,637
41	Alaska Air Group, Inc.*	2,308
8	Alleghany Corp.*	2,308
48	Allergan, Inc	3,954
46	Alliance Holdings GP LP	2,024
78	Alliant Energy Corp	3,017
33	Alliant Techsystems, Inc	1,799

The accompanying notes are an integral part of financial statements.

DESTRA GLOBAL L-SERIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
September 30, 2011

Number
of
Shares	Description	Fair Value
	United States - (continued)
76	The Allstate Corp	$ 1,800
168	Ameren Corp	5,001
1,250	American Capital Ltd.*	8,525
316	American Electric Power
	Co., Inc	12,014
129	American Financial Group, Inc	4,008
24	American National
	Insurance Co	1,662
140	Ameriprise Financial, Inc	5,510
70	AMETEK, Inc	2,308
358	Amkor Technology, Inc.*	1,561
48	Aon Corp	2,015
218	Applied Materials, Inc	2,256
41	AptarGroup, Inc	1,831
102	Archer-Daniels-Midland Co	2,531
323	Ares Capital Corp	4,448
118	Arrow Electronics, Inc.*	3,278
100	Assurant, Inc	3,580
83	Automatic Data
	Processing, Inc	3,913
5	AutoZone, Inc.*	1,596
170	Avnet, Inc.*	4,434
199	AVX Corp	2,362
107	Ball Corp	3,319
814	The Bank of New York
	Mellon Corp	15,132
102	BB&T Corp	2,176
116	Becton, Dickinson and Co	8,505
41	Bed Bath & Beyond, Inc.*	2,350
65	Best Buy Co., Inc	1,515
37	Biogen Idec, Inc.*	3,447
19	BlackRock, Inc.	2,812
122	Boardwalk Pipeline Partners LP	3,128
57	BOK Financial Corp	2,673
746	Brookfield Office
	Properties, Inc	10,272
48	Brown-Forman Corp. - Class B	3,367
102	Bunge Ltd	5,946
51	Cabot Corp	1,264
496	Capital One Financial Corp	19,657
59	Cardinal Health, Inc	2,471
51	Celgene Corp.*	3,158
98	CenturyLink, Inc	3,246
113	The Charles Schwab Corp.	1,274
98	The Chubb Corp	5,879
83	CIGNA Corp	3,481
94	Cincinnati Financial Corp	2,475
11	CME Group, Inc	2,710
377	CNA Financial Corp	8,471
345	CNO Financial Group, Inc.*	1,866
51	Commerce Bancshares, Inc	1,772
127	Computer Sciences Corp	3,410
177	Consolidated Edison, Inc	10,093
216	Constellation Brands, Inc. -
	Class A*	3,888
1,401	Corning, Inc	17,316

Number
of
Shares	Description	Fair Value
	United States - (continued)
159	Coventry Health Care, Inc.*	$ 4,581
22	Credit Acceptance Corp.*	1,416
181	CSX Corp	3,379
305	Dell, Inc.*	4,316
498	Discover Financial Services	11,424
188	Dollar General Corp.*	7,099
371	Dominion Resources, Inc	18,836
35	Donaldson Co., Inc	1,918
30	Dover Corp	1,398
48	DST Systems, Inc	2,104
984	Duke Energy Corp	19,670
57	Eaton Corp	2,024
37	Ecolab, Inc	1,809
216	Edison International	8,262
105	El Paso Pipeline Partners LP	3,724
43	Energen Corp	1,758
76	Energy Transfer Equity LP	2,643
129	Entergy Corp	8,551
30	Erie Indemnity Co. - Class A	2,135
469	Exelon Corp	19,984
89	Express Scripts, Inc.*	3,299
100	Federal-Mogul Corp.*	1,475
51	FedEx Corp	3,452
205	Fidelity National Financial, Inc. -
	Class A	3,112
242	FirstEnergy Corp	10,868
223	Forest Laboratories, Inc.*	6,866
116	Franklin Resources, Inc	11,094
340	General Dynamics Corp	19,343
105	General Mills, Inc	4,039
78	Genuine Parts Co	3,962
51	H.J. Heinz Co	2,575
107	Harris Corp	3,656
450	The Hartford Financial Services
	Group, Inc	7,263
94	HCC Insurance Holdings, Inc	2,543
380	HealthSouth Corp.*	5,673
41	Henry Schein, Inc.*	2,542
299	Hess Corp	15,686
170	Hormel Foods Corp	4,593
35	Hubbell, Inc. - Class B	1,734
122	Humana, Inc	8,873
140	Icahn Enterprises LP	5,062
83	Illinois Tool Works, Inc	3,453
48	Ingram Micro, Inc. - Class A*	774
72	International Paper Co	1,674
62	Jarden Corp	1,752
98	Jefferies Group, Inc	1,216
62	The JM Smucker Co	4,519
37	John Wiley & Sons, Inc. -
	Class A	1,644
107	Johnson Controls, Inc	2,822
62	Kellogg Co	3,298
70	Kemper Corp	1,677
213	Kimberly-Clark Corp	15,125

The accompanying notes are an integral part of financial statements.

DESTRA GLOBAL L-SERIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
September 30, 2011

Number
of
Shares	Description	Fair Value
	United States - (continued)
37	Kinder Morgan Energy
	Partners LP	$ 2,530
37	Kinetic Concepts, Inc.*	2,438
351	KKR Financial Holdings LLC	2,608
100	The Kroger Co	2,196
87	L-3 Communications
	Holdings, Inc.	5,391
78	Lear Corp	3,346
146	Leucadia National Corp	3,311
307	Liberty Interactive Corp. -
	Class A*	4,534
133	Liberty Media Corp. - Liberty
	Capital - Class A*	8,794
286	Lockheed Martin Corp	20,775
277	Loews Corp	9,570
62	Loral Space & Communications,
	Inc.*	3,106
24	Lorillard, Inc	2,657
216	Lowe’s Cos., Inc	4,177
68	Magellan Midstream
	Partners LP	4,107
8	Markel Corp.*	2,857
232	Marsh & McLennan Cos., Inc	6,157
62	McCormick & Co., Inc	2,862
177	The McGraw-Hill Cos., Inc	7,257
41	McKesson Corp	2,981
111	MDU Resources Group, Inc	2,130
33	Mead Johnson Nutrition Co.	2,271
68	Medco Health Solutions, Inc.*	3,189
127	Molson Coors Brewing Co. -
	Class B	5,031
30	Murphy Oil Corp	1,325
70	National Oilwell Varco, Inc	3,585
68	Natural Resource Partners LP	1,725
81	Newmont Mining Corp	5,095
299	News Corp. - Class A	4,626
294	NextEra Energy, Inc	15,882
59	Norfolk Southern Corp	3,600
259	Northrop Grumman Corp	13,509
35	NuStar Energy LP	1,830
528	Och-Ziff Capital Management
	Group - Class A	4,821
57	OGE Energy Corp	2,724
46	Omnicom Group, Inc	1,695
76	ONEOK Partners LP	3,543
122	Oshkosh Corp.*	1,920
27	Parker Hannifin Corp	1,705
68	PG&E Corp	2,877
72	lains All American Pipeline LP	4,242
397	PNC Financial Services
	Group, Inc	19,131
24	PPG Industries, Inc	1,696
94	PPL Corp	2,683
22	Precision Castparts Corp	3,420
33	ProAssurance Corp	2,377
410	The Progressive Corp	7,282
81	Protective Life Corp	1,266

Number
of
Shares	Description	Fair Value
	United States - (continued)
318	Prudential Financial, Inc	$ 14,902
428	Public Service Enterprise
	Group, Inc	14,282
76	Raymond James Financial, Inc	1,973
310	Raytheon Co	12,670
92	Reinsurance Group of
	America, Inc.	4,227
406	Reynolds American, Inc	15,217
22	Rockwell Automation, Inc	1,232
262	SAIC, Inc.*	3,094
62	Sauer-Danfoss, Inc.*	1,792
83	SCANA Corp	3,357
2	Seaboard Corp	3,604
22	SEACOR Holdings, Inc	1,765
87	SEI Investments Co	1,338
135	Sempra Energy	6,953
51	Sigma-Aldrich Corp	3,151
397	SLM Corp	4,943
146	Smithfield Foods, Inc.*	2,847
70	Sonoco Products Co	1,976
353	Spectra Energy Corp	8,659
51	St. Jude Medical, Inc	1,846
70	Starbucks Corp	2,610
307	State Street Corp	9,873
188	Stryker Corp	8,860
24	Sunoco Logistics Partners LP	2,124
137	Symetra Financial Corp	1,117
98	Sysco Corp	2,538
37	T. Rowe Price Group, Inc	1,768
16	Terra Nitrogen Co. LP	2,311
65	The TJX Cos., Inc	3,606
65	Thermo Fisher Scientific, Inc.*	3,292
485	Thomson Reuters Corp	13,114
57	Time Warner Cable, Inc.	3,572
81	Torchmark Corp	2,824
380	The Travelers Cos., Inc	18,517
118	TRW Automotive Holdings
	Corp.*	3,862
342	Tyson Foods, Inc. - Class A	5,937
81	UGI Corp	2,128
253	Unum Group	5,303
310	Viacom, Inc. - Class B	12,009
116	W.R. Berkley Corp	3,444
78	Waste Management, Inc	2,540
283	WellPoint, Inc	18,474
102	Western Union Co	1,560
57	Westlake Chemical Corp	1,954
194	Williams Partners LP	10,523
135	Wisconsin Energy Corp	4,224
291	Xcel Energy, Inc	7,185
227	Xerox Corp	1,582
78	Yum! Brands, Inc	3,852
		1,073,256
	Total Common Stocks – 97.3%
	(Cost $2,444,031)	2,228,045

The accompanying notes are an integral part of financial statements.

DESTRA GLOBAL L-SERIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
September 30, 2011

Number
of
Shares	Description	Fair Value
	Investment Companies - 0.0%†
	Guernsey - 0.0%†
159	Genesis Emerging Markets
	Fund Ltd.*
	(Cost $1,247)	$ 1,095
	Rights - 0.0%†
	Spain - 0.0%†
2,832	Caixabank*
	(Cost $0)	232

	Total Long-Term Investments – 97.3%
	(Cost $2,445,278)	2,229,372

	Money Market Mutual Funds – 2.7%

	United States – 2.7%
61,728	Fidelity Institutional Money Market
	Prime, 0.07% (a)
	(Cost $61,728)	61,728

	Total Investments – 100.0%
	(Cost $2,507,006)	2,291,100

	Liabilities in excess
	of other Assets - 0.0%†	(1,017)
	Net Assets - 100.0%	$ 2,290,083

		% of
Summary by Industry	Fair Value	Net Assets
Automobiles & Components	$ 60,942	2.7%
Banks	136,256	6.0
Capital Goods	243,556	10.6
Commercial & Professional Services	9,204	0.4
Consumer Durables & Apparel	31,768	1.4
Consumer Services	20,697	0.9
Diversified Financials	140,767	6.1
Energy	192,983	8.4
Food & Staples Retailing	14,759	0.6
Food Beverage & Tobacco	103,902	4.5
Health Care Equipment & Services	91,452	4.0
Household & Personal Products	15,125	0.7
Insurance	245,950	10.7
Materials	93,707	4.1
Media	100,516	4.4
Pharmaceuticals, Biotechnology &
Life Sciences	51,635	2.3
Real Estate	39,418	1.7
Retailing	37,316	1.6
Semiconductors & Semiconductor
Equipment	7,781	0.3
Software &Services	42,813	1.9
Technology Hardware & Equipment	56,948	2.5
Telecommunication Services	146,272	6.4
Transportation	76,593	3.3
Utilities	267,685	11.7
Investment Companies	1,095	0.1
Rights	232	0.0†
Money Market Mutual Funds	61,728	2.7
Total Investments	2,291,100	100.0
Liabilities in excess of other Assets	(1,017)	0.0†
Net Assets	$2,290,083	100.0%

ADR – American Depositary Receipt
AG – Stock Corporation
GP – General Partnership
LP – Limited Partnership
NV – Publicly Traded Company
OYJ – Publicly Traded Company
PLC – Public Limited Company
SA – Corporation
SAB de CV – Variable Capital Company
SGPS – Holding Enterprise
SpA – Limited Share Company

* - Non-income producing security.
† - Less than 0.05%.
(a) - Interest rate shown reflects yield as of September 30, 2011.

The accompanying notes are an integral part of financial statements.

DESTRA INTERNATIONAL L-SERIES FUND
PORTFOLIO OF INVESTMENTS
September 30, 2011

Number
of
Shares	Description	Fair Value
	Long-Term Investments - 95.0%
	Common Stocks – 94.9%
	Argentina – 0.6%
483	Pampa Energia SA, ADR	$ 5,579
266	YPF Sociedad Anonima, ADR	9,100
		14,679
	Austria – 3.1%
435	EVN AG	6,261
65	Lenzing AG	6,360
44	Mayr-Melnhof Karton AG	3,968
152	Oesterreichische Post AG	4,329
827	OMV AG	24,653
629	Raiffeisen Bank
	International AG	18,234
354	Voestalpine AG	10,248
		74,053
	Belgium – 3.4%
3	Banque Nationale de Belgique	8,802
851	Belgacom SA	25,649
226	Delhaize Group	13,231
4,954	Dexia SA*	9,437
298	Elia System Operator SA NV	12,110
120	Mobistar SA	6,860
61	Sofina SA	5,090
		81,179
	Bermuda – 1.4%
196	Arch Capital Group Ltd.*	6,404
122	Brookfield Infrastructure
	Partners LP	2,970
1,281	Catlin Group Ltd	7,411
889	Hiscox Ltd	5,083
734	Lancashire Holdings Ltd	7,869
56	Signet Jewelers Ltd.*	1,893
94	Validus Holdings Ltd	2,342
		33,972
	Brazil – 0.4%
1,158	Brasil Telecom SA, ADR	7,411
46	Cia de Saneamento Basico do
	Estado de Sao Paulo, ADR	2,132
		9,543
	Canada – 7.6%
29	Agrium, Inc	1,933
886	BCE, Inc	33,190
722	Brookfield Asset Management,
	Inc. - Class A	19,891
483	Canadian Imperial Bank
	of Commerce	33,723
120	Canadian Pacific Railway Ltd	5,771
266	CGI Group, Inc. - Class A*	5,003
76	Gildan Activewear, Inc.	1,964
220	Kinross Gold Corp	3,252
252	Magna International, Inc.	8,308
181	Manulife Financial Corp	2,051

Number
of
Shares	Description	Fair Value
	Canada - (continued)
483	Rogers Communications, Inc. -
	Class B	$ 16,523
418	Shaw Communications, Inc. -
	Class B	8,444
114	Silver Standard Resources,
	Inc.*	2,092
836	Sun Life Financial, Inc	19,888
568	TransCanada Corp	22,998
		185,031
	Finland – 1.9%
207	Fiskars Corp	3,898
1,775	Fortum OYJ	41,842
		45,740
	France – 12.3%
176	Aeroports de Paris	13,258
52	Bollore	11,455
345	Christian Dior SA	38,683
100	Ciments Francais SA	8,322
1,395	CNP Assurances	20,570
61	Colas SA	8,760
136	CIC	19,707
20	Dassault Aviation SA	16,906
167	Eiffage SA	5,159
46	Eramet	6,360
41	Esso Ste Anonyme Francaise	3,792
111	Euler Hermes SA	6,738
366	Eutelsat Communications	14,724
17	Financiere de l’Odet	7,287
105	Iliad SA	11,747
161	Imerys SA	8,066
359	JC Decaux SA*	8,923
254	Metropole Television SA	4,124
7,124	Natixis	22,443
755	PagesJaunes Groupe	2,978
158	Plastic Omnium SA	3,740
524	Rexel SA	7,824
94	Societe BIC SA	8,015
272	Sodexo	17,937
20	Somfy SA	5,058
105	SA des Ciments Vicat	6,852
141	Wendel	8,849
		298,277
	Gabon – 0.2%
11	Total Gabon	4,208

	Germany – 3.4%
161	Aurubis AG	8,152
198	Axel Springer AG	6,825
12,565	Commerzbank AG*	31,536
163	Fraport AG	9,612
117	Generali Deutschland
	Holding AG	8,161
172	MVV Energie AG	5,486
20	Rational AG	4,496

The accompanying notes are an integral part of financial statements.

DESTRA INTERNATIONAL L-SERIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
September 30, 2011

Number
of
Shares	Description	Fair Value
	Germany - (continued)
82	SMA Solar Technology AG	$ 4,253
222	Wuestenrot &
	Wuerttembergische AG	4,680
		83,201
	Greece – 1.2%
974	Hellenic Petroleum SA	7,626
442	Motor Oil (Hellas) Corinth
	Refineries SA	3,603
1,038	OPAP SA	10,485
805	Public Power Corp. SA	6,403
		28,117
	Guernsey – 0.6%
3,770	Resolution Ltd	14,431
	Ireland – 0.5%
100	Covidien PLC	4,410
178	DCC PLC	4,485
65	Ingersoll-Rand PLC	1,826
87	Ryanair Holdings PLC, ADR*	2,240
		12,961
	Italy – 0.8%
462	ACEA SpA	3,707
702	Banca Popolare dell’Emilia
	Romagna Scrl	6,837
596	Banca Popolare di Sondrio Scrl	4,342
453	Societa Iniziative Autostradali
	e Servizi SpA	3,487
		18,373
	Japan – 24.2%
200	AEON Mall Co., Ltd	4,571
200	Arnest One Corp	2,069
200	Benesse Holdings, Inc	8,866
3	Bic Camera, Inc	1,628
500	Brother Industries Ltd	5,878
3	Central Japan Railway Co	26,197
200	Century Tokyo Leasing Corp	3,965
700	Chugai Pharmaceutical
	Co., Ltd	11,866
2,000	Cosmo Oil Co., Ltd	4,953
200	Daiichikosho Co., Ltd	3,930
500	DENSO Corp	16,084
6	eAccess Ltd	1,516
200	EDION Corp	1,675
200	Fuji Machine Manufacturing
	Co., Ltd	3,540
200	Heiwa Corp	3,543
200	Hisamitsu Pharmaceutical
	Co., Inc	9,616
100	Honda Motor Co., Ltd., ADR	2,915
500	Honda Motor Co., Ltd.	14,657
200	Hulic Co., Ltd	2,252
2,600	ITOCHU Corp	24,861
200	Izumi Co., Ltd	3,102
15	Jupiter Telecommunications
	Co., Ltd	16,241

Number
of
Shares	Description	Fair Value
	Japan - (continued)
4,000	JX Holdings, Inc	$ 22,465
1,300	The Kansai Electric Power
	Co., Inc.	22,480
3	KDDI Corp	20,667
200	Kewpie Corp	2,905
200	Maruichi Steel Tube Ltd	4,726
200	Megmilk Snow Brand Co., Ltd	4,105
1,100	Mitsubishi Corp	22,410
700	Mitsubishi Tanabe Pharma
	Corp	13,022
170	Mitsubishi UFJ Lease & Finance
	Co., Ltd	6,791
1,300	Mitsui & Co., Ltd	18,843
200	Nagase & Co., Ltd	2,471
2,000	The Nishi-Nippon City
	Bank Ltd	6,150
200	Nissin Foods Holdings Co., Ltd	8,053
200	Nomura Research Institute Ltd	4,572
15	NTT DOCOMO, Inc	27,348
200	Ono Pharmaceutical Co., Ltd	11,941
200	Oracle Corp. Japan	7,046
6	PGM Holdings K.K	3,059
200	Sankyo Co., Ltd	10,829
200	Santen Pharmaceutical Co., Ltd	8,411
500	Sapporo Hokuyo Holdings, Inc	1,773
3	Seven Bank Ltd	5,859
500	Sony Financial Holdings, Inc	7,639
2,000	Sumitomo Corp	24,763
7,000	Sumitomo Mitsui Trust
	Holdings, Inc	23,184
200	Takata Corp	4,553
500	Takeda Pharmaceutical
	Co., Ltd	23,730
200	Tokai Rubber Industries Ltd	2,778
2,000	Tokyu Corp	10,057
2,000	TonenGeneral Sekiyu K.K	22,996
200	Toyota Auto Body Co., Ltd	3,110
500	Toyota Industries Corp	14,592
500	Toyota Tsusho Corp	8,560
200	TS TECH Co., Ltd	2,933
50	USS Co., Ltd	4,254
76	Yahoo Japan Corp	23,620
		586,620
	Luxembourg – 1.2%
328	RTL Group	28,376

	Mauritius – 0.2%
1,643	Essar Energy PLC*	6,359

	Mexico – 0.9%
787	Fresnillo PLC	19,220
222	Telefonos de Mexico SAB
	de CV – Class L, ADR	3,319
		22,539

The accompanying notes are an integral part of financial statements.

DESTRA INTERNATIONAL L-SERIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
September 30, 2011

Number
of
Shares	Description	Fair Value
	Netherlands – 2.0%
228	CNH Global NV*	$ 5,983
232	Delta Lloyd NV	3,666
253	Heineken Holding NV	9,778
37	Hunter Douglas NV	1,489
459	Royal Dutch Shell PLC, ADR	28,238
		49,154
	Panama – 0.1%
50	Copa Holdings SA - Class A	3,063

	Peru – 0.2%
555	Hochschild Mining PLC	3,507

	Philippines – 0.1%
52	Philippine Long Distance
	Telephone Co., ADR	2,576

	Portugal – 4.2%
2,843	Banco Espirito Santo SA	7,541
2,711	Brisa Auto-Estradas de
	Portugal SA	9,606
1,523	CIMPOR - Cimentos de Portugal,
	SGPS SA	10,185
9,487	EDP - Energias de Portugal SA	29,262
2,419	Portucel - Empresa Produtora de
	Pasta e Papel SA	5,650
5,510	Portugal Telecom, SGPS SA	40,541
		102,785
	Singapore – 0.2%
761	Flextronics International Ltd.*	4,284

	South Korea – 0.2%
74	POSCO, ADR	5,625

	Spain – 7.2%
761	ACS, Actividades de Construccion
	y Servicios SA	26,857
1,910	Banco Espanol de Credito SA	11,423
9	Construcciones y Auxiliar de
	Ferrocarriles SA	4,559
237	Corporacion Financiera
	Alba SA	10,058
7,311	CaixaBank	32,077
4,433	Ferrovial SA	50,609
263	Grupo Catalana Occidente SA	4,321
6,781	Mapfre SA	20,969
122	Prosegur Compania de
	Seguridad SA	5,195
716	Zardoya Otis SA	9,115
		175,183
	Switzerland – 2.4%
422	ACE Ltd	25,573
94	Allied World Assurance Co.
	Holdings Ltd	5,049
1,231	Ferrexpo PLC	5,020
152	Garmin Ltd	4,829
61	Novartis AG, ADR	3,402
394	TE Connectivity Ltd	11,087
91	Tyco International Ltd	3,709
		58,669

Number
of
Shares	Description	Fair Value
	Taiwan – 0.1%
226	Taiwan Semiconductor
	Manufacturing
	Co., Ltd., ADR	$ 2,583

	United Arab Emirates – 0.4%
1,319	Dragon Oil PLC	9,890

	United Kingdom – 13.9%
1,442	Aberdeen Asset
	Management PLC	3,857
594	African Barrick Gold Ltd	4,631
916	Amlin PLC	4,022
1,146	Ashmore Group PLC	5,751
1,033	Associated British Foods PLC	17,765
2,580	Aviva PLC	12,121
29	British American Tobacco
	PLC, ADR	2,457
1,316	British Sky Broadcasting
	Group PLC	13,540
5,608	BT Group PLC	15,016
1,506	Capital & Counties
	Properties PLC	3,931
679	Carillion PLC	3,507
629	Carphone Warehouse
	Group PLC	3,300
3,427	Centrica PLC	15,781
91	Diageo PLC, ADR	6,910
1,447	Eurasian Natural Resources
	Corp. PLC	12,811
76	GlaxoSmithKline PLC, ADR	3,138
1,892	Hammerson PLC	11,065
546	Hargreaves Lansdown PLC	3,808
444	Homeserve PLC	3,162
544	Imperial Tobacco Group PLC	18,340
3,172	J Sainsbury PLC	13,493
359	Jardine Lloyd Thompson
	Group PLC	3,512
825	Kazakhmys PLC	10,068
596	Melrose PLC	2,684
555	Millennium & Copthorne
	Hotels PLC	3,451
1,290	Misys PLC*	4,321
1,834	National Grid PLC	18,160
179	New World Resources PLC -
	Class A	1,285
801	Northumbrian Water
	Group PLC	5,770
500	Pennon Group PLC	5,233
1,564	Prudential PLC	13,418
796	Scottish & Southern
	Energy PLC	15,957
574	Shaftesbury PLC	4,142
2,898	Songbird Estates PLC*	5,237
146	Spectris PLC	2,640
1,322	Sports Direct International
	PLC*	4,447
1,181	Stagecoach Group PLC	4,491
4,027	Standard Life PLC	12,449

The accompanying notes are an integral part of financial statements.

DESTRA INTERNATIONAL L-SERIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
September 30, 2011

Number
of
Shares	Description	Fair Value
	United Kingdom - (continued)
559	Unilever PLC	$ 17,492
722	Vodafone Group PLC, ADR	18,519
137	Willis Group Holdings PLC	4,709
		336,391
	Total Common Stocks – 94.9%
	(Cost $2,575,607)	2,301,369

	Investment Companies - 0.1%

	Guernsey - 0.1%
500	Genesis Emerging Markets Fund Ltd.*
	(Cost $3,901)	3,443

	Rights - 0.0%†

	Spain - 0.0%†
7,311	CaixaBank*
	(Cost $0)	598

	Total Long-Term Investments- 95.0%
	(Cost $2,579,508)	2,305,410

	Money Market Mutual Funds - 4.7%

	United States - 4.7%
112,852	Fidelity Institutional Money Market
	Prime, 0.07% (a)
	(Cost $112,852)	112,852

	Total Investments - 99.7%
	(Cost $2,692,360)	2,418,262

	Other Assets in excess
	of Liabilities – 0.3%	7,356
	Net Assets - 100.0%	$ 2,425,618

		% of
Summary by Industry	Fair Value	Net Assets
Automobiles & Components	$ 73,670	3.0%
Banks	234,267	9.7
Capital Goods	275,833	11.4
Commercial & Professional Services	16,372	0.7
Consumer Durables & Apparel	67,303	2.8
Consumer Services	43,797	1.8
Diversified Financials	52,803	2.2
Energy	170,881	7.0
Food & Staples Retailing	26,724	1.1
Food Beverage & Tobacco	87,804	3.6
Health Care Equipment & Services	4,410	0.2
Insurance	218,397	9.0
Materials	148,333	6.1
Media	108,105	4.5
Pharmaceuticals, Biotechnology &
Life Sciences	85,126	3.5
Real Estate	51,090	2.1
Retailing	20,299	0.8
Semiconductors & Semiconductor
Equipment	6,836	0.3
Software & Services	46,077	1.9
Technology Hardware & Equipment	23,889	1.0
Telecommunication Services	229,366	9.5
Transportation	110,854	4.6
Utilities	199,133	8.2
Investment Companies	3,443	0.1
Rights	598	0.0†
Money Market Mutual Funds	112,852	4.6
Total Investments	2,418,262	99.7
Other Assets in excess of Liabilities	7,356	0.3
Net Assets	$2,425,618	100.0%

ADR - American Depositary Receipt
AG - Stock Corporation
LP - Limited Partnership
NV - Publicly Traded Company
OYJ - Publicly Traded Company
PLC - Public Limited Company
SA - Corporation
SAB de CV - Public Traded Company
SGPS – Holding Enterprise
SpA - Limited Share Company
ETF - Exchange Traded Fund

*	- Non-income producing security.
†	- Less than 0.05%.
(a)	- Interest rate shown reflects yield as of September 30, 2011.

The accompanying notes are an integral part of financial statements.

DESTRA US ALL CAP L-SERIES FUND
PORTFOLIO OF INVESTMENTS
September 30, 2011

Number
of
Shares	Description	Fair Value
	Common Stocks - 98.7%

	Automobiles & Components – 1.8%
85	Federal-Mogul Corp.*	$ 1,254
56	Honda Motor Co., Ltd.,
	ADR (Japan)	1,632
119	Icahn Enterprises LP	4,303
93	Johnson Controls, Inc	2,452
65	Lear Corp	2,788
138	Magna International,
	Inc. (Canada)	4,550
99	TRW Automotive Holdings
	Corp.*	3,240
		20,219
	Banks – 3.1%
77	BB&T Corp	1,642
41	BOK Financial Corp	1,922
216	Canadian Imperial Bank of
	Commerce (Canada)	15,081
38	Commerce Bancshares, Inc	1,320
297	PNC Financial Services Group, Inc.	14,312
		34,277
	Capital Goods – 8.3%
67	Aecom Technology Corp.*	1,184
27	Alliant Techsystems, Inc	1,472
57	AMETEK, Inc	1,879
125	CNH Global NV* (Netherlands)	3,280
31	Donaldson Co., Inc	1,699
26	Dover Corp	1,212
48	Eaton Corp	1,704
285	General Dynamics Corp	16,214
30	Hubbell, Inc. - Class B	1,486
70	Illinois Tool Works, Inc	2,912
36	Ingersoll-Rand PLC (Ireland)	1,011
72	L-3 Communications
	Holdings, Inc	4,462
240	Lockheed Martin Corp	17,434
220	Northrop Grumman Corp	11,475
104	Oshkosh Corp.*	1,637
22	Parker Hannifin Corp	1,389
20	Precision Castparts Corp	3,109
262	Raytheon Co	10,708
20	Rockwell Automation, Inc	1,120
52	Sauer-Danfoss, Inc.*	1,503
1	Seaboard Corp	1,802
51	Tyco International Ltd.
	(Switzerland)	2,078
		90,770
	Commercial & Professional Services – 0.2%
67	Waste Management, Inc	2,182

	Consumer Durables & Apparel – 0.5%
84	Garmin Ltd. (Switzerland)	2,669
42	Gildan Activewear, Inc. (Canada)	1,085
51	Jarden Corp	1,441
		5,195

Number
of
Shares	Description	Fair Value
	Consumer Services – 0.5%
58	Starbucks Corp	$ 2,163
65	Yum! Brands, Inc	3,210
		5,373
	Diversified Financials – 7.9%
941	American Capital Ltd.*	6,418
104	Ameriprise Financial, Inc	4,093
242	Ares Capital Corp	3,332
615	The Bank of New York
	Mellon Corp	11,433
16	BlackRock, Inc	2,368
371	Capital One Financial Corp	14,703
85	The Charles Schwab Corp	958
7	CME Group, Inc	1,725
17	Credit Acceptance Corp.*	1,094
377	Discover Financial Services	8,648
87	Franklin Resources, Inc	8,321
72	Jefferies Group, Inc	894
262	KKR Financial Holdings LLC	1,947
108	Leucadia National Corp	2,449
397	Och-Ziff Capital Management
	Group - Class A	3,625
57	Raymond James Financial, Inc	1,480
64	SEI Investments Co	984
295	SLM Corp	3,673
231	State Street Corp	7,429
29	T. Rowe Price Group, Inc	1,385
		86,959
	Energy – 8.8%
40	Alliance Holdings GP LP	1,760
101	Boardwalk Pipeline Partners LP	2,590
89	El Paso Pipeline Partners LP	3,157
36	Energen Corp	1,472
62	Energy Transfer Equity LP	2,156
251	Hess Corp	13,167
31	Kinder Morgan Energy
	Partners LP	2,120
55	Magellan Midstream
	Partners LP	3,322
26	Murphy Oil Corp	1,148
58	National Oilwell Varco, Inc	2,971
56	Natural Resource Partners LP	1,420
31	NuStar Energy LP	1,621
67	ONEOK Partners LP	3,124
59	Plains All American Pipeline LP	3,476
252	Royal Dutch Shell PLC,
	ADR (Netherlands)	15,503
20	SEACOR Holdings, Inc	1,604
298	Spectra Energy Corp	7,310
21	Sunoco Logistics Partners LP	1,858
311	TransCanada Corp. (Canada)	12,592
164	Williams Partners LP	8,895
147	YPF Sociedad Anonima, ADR
	(Argentina)	5,029
		96,295

The accompanying notes are an integral part of financial statements.

DESTRA US ALL CAP L-SERIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
September 30, 2011

Number
of
Shares	Description	Fair Value
	Food & Staples Retailing – 0.3%
83	The Kroger Co	$ 1,823
80	Sysco Corp	2,072
		3,895
	Food Beverage & Tobacco – 6.0%
88	Archer-Daniels-Midland Co	2,183
17	British American Tobacco PLC,
	ADR (United Kingdom)	1,440
41	Brown-Forman Corp. - Class B	2,876
88	Bunge Ltd	5,130
183	Constellation Brands, Inc. -
	Class A*	3,294
51	Diageo PLC, ADR
	(United Kingdom)	3,873
89	General Mills, Inc	3,424
45	H.J. Heinz Co	2,272
143	Hormel Foods Corp	3,864
52	The JM Smucker Co	3,790
51	Kellogg Co	2,713
20	Lorillard, Inc	2,214
51	McCormick & Co., Inc	2,354
29	Mead Johnson Nutrition Co	1,996
108	Molson Coors Brewing Co. -
	Class B	4,278
342	Reynolds American, Inc	12,818
124	Smithfield Foods, Inc.*	2,418
289	Tyson Foods, Inc. - Class A	5,017
		65,954
	Health Care Equipment & Services – 7.3%
245	Aetna, Inc	8,906
97	Becton, Dickinson and Co	7,112
49	Cardinal Health, Inc	2,052
169	CIGNA Corp	7,088
136	Coventry Health Care, Inc.*	3,918
55	Covidien PLC (Ireland)	2,426
74	Express Scripts, Inc.*	2,743
318	HealthSouth Corp.*	4,748
35	Henry Schein, Inc.*	2,170
101	Humana, Inc	7,346
32	Kinetic Concepts, Inc.*	2,108
35	McKesson Corp	2,544
55	Medco Health Solutions, Inc.*	2,579
45	St. Jude Medical, Inc	1,629
159	Stryker Corp	7,494
239	WellPoint, Inc	15,602
		80,465
	Household & Personal Products – 1.2%
180	Kimberly-Clark Corp	12,782

	Insurance – 12.7%
187	ACE Ltd. (Switzerland)	11,332
219	Aflac, Inc	7,654
4	Alleghany Corp.*	1,154
42	Allied World Assurance Co.
	Holdings Ltd. (Switzerland)	2,256
58	The Allstate Corp	1,374

Number
of
Shares	Description	Fair Value
	Insurance - (continued)
96	American Financial Group, Inc	$ 2,983
18	American National Insurance Co.	1,246
37	Aon Corp	1,553
87	Arch Capital Group Ltd.*
	(Bermuda)	2,843
74	Assurant, Inc	2,649
177	The Chubb Corp	10,618
69	Cincinnati Financial Corp	1,817
280	CNA Financial Corp	6,292
259	CNO Financial Group, Inc.*	1,401
22	Erie Indemnity Co. - Class A	1,566
153	Fidelity National Financial, Inc. -
	Class A	2,323
336	The Hartford Financial Services
	Group, Inc	5,423
68	HCC Insurance Holdings, Inc	1,839
54	Kemper Corp	1,294
207	Loews Corp	7,152
81	Manulife Financial Corp.
	(Canada)	918
4	Markel Corp.*	1,429
174	Marsh & McLennan Cos., Inc	4,618
25	ProAssurance Corp	1,800
306	The Progressive Corp	5,435
59	Protective Life Corp	922
237	Prudential Financial, Inc	11,106
66	Reinsurance Group of
	America, Inc	3,033
374	Sun Life Financial, Inc. (Canada)	8,897
101	Symetra Financial Corp	823
58	Torchmark Corp	2,022
284	The Travelers Cos., Inc	13,839
190	Unum Group	3,982
41	Validus Holdings Ltd.
	(Bermuda)	1,022
86	W.R. Berkley Corp	2,553
60	Willis Group Holdings PLC
	(United Kingdom)	2,062
		139,230
	Materials – 3.2%
17	Agrium, Inc. (Canada)	1,133
85	Air Products & Chemicals, Inc	6,491
35	AptarGroup, Inc	1,563
90	Ball Corp	2,792
43	Cabot Corp	1,066
32	Ecolab, Inc	1,564
60	International Paper Co	1,395
119	Kinross Gold Corp. (Canada)	1,759
68	Newmont Mining Corp	4,277
40	POSCO, ADR (South Korea)	3,040
22	PPG Industries, Inc	1,555
43	Sigma-Aldrich Corp	2,657
62	Silver Standard Resources, Inc.*
	(Canada)	1,138
57	Sonoco Products Co	1,609

The accompanying notes are an integral part of financial statements.

DESTRA US ALL CAP L-SERIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
September 30, 2011

Number
of
Shares	Description	Fair Value
	Materials - (continued)
13	Terra Nitrogen Co., LP	$ 1,878
46	Westlake Chemical Corp	1,577
		35,494
	Media – 4.5%
33	John Wiley & Sons, Inc. - Class A	1,466
113	Liberty Media Corp. - Liberty
	Capital - Class A*	7,472
149	The McGraw-Hill Cos., Inc	6,109
251	News Corp. - Class A	3,883
39	Omnicom Group, Inc	1,437
230	Shaw Communications, Inc. -
	Class B (Canada)	4,646
409	Thomson Reuters Corp	11,059
48	Time Warner Cable, Inc	3,008
261	Viacom, Inc. - Class B	10,111
		49,191
	Pharmaceuticals, Biotechnology
	& Life Sciences – 2.1%
49	Agilent Technologies, Inc.*	1,531
42	Allergan, Inc	3,460
33	Biogen Idec, Inc.*	3,074
43	Celgene Corp.*	2,663
188	Forest Laboratories, Inc.*	5,788
41	GlaxoSmithKline PLC, ADR
	(United Kingdom)	1,693
33	Novartis AG, ADR (Switzerland)	1,840
54	Thermo Fisher Scientific, Inc.*	2,735
		22,784
	Real Estate – 1.5%
321	Brookfield Asset Management,
	Inc. - Class A (Canada)	8,844
563	Brookfield Office Properties,
	Inc	7,752
		16,596
	Retailing – 2.4%
6	AutoZone, Inc.*	1,915
35	Bed Bath & Beyond, Inc.*	2,006
55	Best Buy Co., Inc	1,281
157	Dollar General Corp.*	5,928
67	Genuine Parts Co	3,404
260	Liberty Interactive Corp. -
	Class A*	3,840
182	Lowe’s Cos., Inc	3,520
30	Signet Jewelers Ltd.* (Bermuda)	1,014
54	The TJX Cos., Inc	2,995
		25,903
	Semiconductors & Semiconductor
	Equipment – 0.4%
302	Amkor Technology, Inc.*	1,317
184	Applied Materials, Inc	1,904
123	Taiwan Semiconductor Manufacturing
	Co., Ltd., ADR (Taiwan)	1,406
		4,627
	Software & Services – 1.5%
157	Activision Blizzard, Inc	1,868
69	Automatic Data Processing, Inc	3,253

Number
of
Shares	Description	Fair Value
	Software & Services - (continued)
147	CGI Group, Inc. - Class A*
	(Canada)	$ 2,765
107	Computer Sciences Corp	2,873
42	DST Systems, Inc	1,841
222	SAIC, Inc.*	2,622
88	Western Union Co	1,346
		16,568
	Technology Hardware & Equipment – 4.0%
99	Arrow Electronics, Inc.*	2,750
144	Avnet, Inc.*	3,756
169	AVX Corp	2,006
1,182	Corning, Inc	14,610
256	Dell, Inc.*	3,622
417	Flextronics International Ltd.*
	(Singapore)	2,348
91	Harris Corp	3,109
98	Ingram Micro, Inc. - Class A*	1,581
50	Loral Space &
	Communications, Inc.*	2,505
219	TE Connectivity Ltd.
	(Switzerland)	6,163
192	Xerox Corp	1,338
		43,788
	Telecommunication Services – 4.4%
486	BCE, Inc. (Canada)	18,206
750	Brasil Telecom SA, ADR (Brazil)	4,800
81	CenturyLink, Inc	2,683
29	Philippine Long Distance
	Telephone Co., ADR
	(Philippines)	1,436
264	Rogers Communications, Inc. -
	Class B (Canada)	9,031
122	Telefonos de Mexico SAB de CV -
	Class L, ADR (Mexico)	1,824
397	Vodafone Group PLC,
	ADR (United Kingdom)	10,183
		48,163
	Transportation – 1.5%
33	Alaska Air Group, Inc.*	1,858
67	Canadian Pacific Railway
	Ltd. (Canada)	3,222
27	Copa Holdings SA - Class A
	(Panama)	1,654
152	CSX Corp	2,838
43	FedEx Corp	2,910
49	Norfolk Southern Corp	2,990
49	Ryanair Holdings PLC,
	ADR* (Ireland)	1,262
		16,734
	Utilities – 14.6%
45	AGL Resources, Inc	1,833
65	Alliant Energy Corp	2,514
139	Ameren Corp	4,138
265	American Electric Power
	Co., Inc	10,075
68	Brookfield Infrastructure Partners
	LP (Bermuda)	1,655
25	Cia de Saneamento Basico do Estado
	de Sao Paulo, ADR (Brazil)	1,159

The accompanying notes are an integral part of financial statements.

DESTRA US ALL CAP L-SERIES FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
September 30, 2011

Number
of
Shares	Description	Fair Value
	Utilities - (continued)
149	Consolidated Edison, Inc	$ 8,496
314	Dominion Resources, Inc	15,942
831	Duke Energy Corp	16,612
181	Edison International	6,923
109	Entergy Corp	7,226
397	Exelon Corp	16,916
205	FirstEnergy Corp	9,207
95	MDU Resources Group, Inc	1,823
246	NextEra Energy, Inc	13,289
48	OGE Energy Corp	2,294
264	Pampa Energia SA, ADR
	(Argentina)	3,049
55	PG&E Corp	2,327
79	PPL Corp	2,255
361	Public Service Enterprise
	Group, Inc	12,047
71	SCANA Corp	2,872
115	Sempra Energy	5,922
68	UGI Corp	1,786
114	Wisconsin Energy Corp	3,567
245	Xcel Energy, Inc	6,049
		159,976
	Total Common Stocks
	(Cost $1,216,666)	1,083,420

	Money Market Mutual Funds – 2.2%
23,830	Fidelity Institutional Money Market
	Prime, 0.07% (a)
	(Cost $23,830)	23,830

	Total Investments – 100.9%
	(Cost $1,240,496)	1,107,250

	Liabilities in excess of
	other Assets – (0.9)%	(9,443)
	Net Assets - 100.0%	$ 1,097,807

		% of
Summary by Country	Fair Value	Net Assets
Argentina	$ 8,078	0.7%
Bermuda	6,534	0.6
Brazil	5,959	0.5
Canada	93,867	8.6
Ireland	4,699	0.4
Japan	1,632	0.1
Mexico	1,824	0.2
Netherlands	18,783	1.7
Panama	1,654	0.2
Philippines	1,436	0.1
Singapore	2,348	0.2
South Korea	3,040	0.3
Switzerland	26,338	2.4
Taiwan	1,406	0.1
United Kingdom	19,251	1.8
United States	886,571	80.8
Money Market Mutual Funds	23,830	2.2
Total Investments	1,107,250	100.9
Liabilities in excess of other Assets	(9,443)	(0.9)
Net Assets	$1,097,807	100.0%

ADR- American Depositary Receipt
AG - Stock Corporation
GP - General Partnership
LLC – Limited Liability Company
LP - Limited Partnership
NV - Publicly Traded Company
PLC - Public Limited Company
SA - Corporation
SAB de CV - Variable Capital Company

*	- Non-income producing security.
(a)	- Interest rate shown reflects yield as of September 30, 2011.

The accompanying notes are an integral part of financial statements.

DESTRA HIGH DIVIDEND STRATEGY FUND
PORTFOLIO OF INVESTMENTS
September 30, 2011

Number
of
Shares	Description	Fair Value
	Common Stocks - 98.9%

	Banks – 2.5%
232	Bank of Montreal (Canada)	$ 12,957
1,213	Valley National Bancorp	12,846
		25,803
	Commercial & Professional Services – 1.5%
1,143	R.R. Donnelley & Sons Co	16,139

	Energy – 30.1%
1,101	Energy Transfer Partners LP	45,152
1,210	Enerplus Corp. (Canada)	29,694
1,282	Enterprise Products
	Partners LP	51,472
691	Kinder Morgan Energy
	Partners LP	47,251
166	NuStar Energy LP	8,678
624	ONEOK Partners LP	29,091
174	Plains All American Pipeline LP	10,252
1,109	Seadrill Ltd. (Bermuda)	30,531
606	Spectra Energy Corp	14,865
1,245	Statoil ASA, ADR (Norway)	26,829
734	The Williams Cos., Inc	17,866
		311,681
	Food Beverage & Tobacco – 2.0%
417	H.J. Heinz Co	21,050

	Insurance – 1.7%
672	Cincinnati Financial Corp	17,694

	Materials – 3.5%
763	International Paper Co	17,740
746	MeadWestvaco Corp	18,322
		36,062
	Media – 1.1%
612	Cinemark Holdings, Inc	11,555
	Pharmaceuticals, Biotechnology
	& Life Sciences – 18.9%
933	Abbott Laboratories	47,714
622	Bristol-Myers Squibb Co	19,518
548	Eli Lilly & Co	20,260
793	GlaxoSmithKline PLC, ADR
	(United Kingdom)	32,743
506	Johnson & Johnson	32,237
773	Merck & Co., Inc	25,285
991	Pfizer, Inc	17,521
		195,278
	Real Estate – 5.5%
599	Annaly Capital Management, Inc.	9,961
372	Digital Realty Trust, Inc	20,519
744	HCP, Inc	26,085
		56,565

Number
of
Shares	Description	Fair Value
	Semiconductors & Semiconductor
	Equipment - 6.8%
1,504	Intel Corp	$ 32,080
838	Maxim Integrated Products, Inc	19,550
591	Microchip Technology, Inc	18,386
		70,016
	Telecommunication Services – 10.4%
983	AT&T, Inc	28,035
281	BCE, Inc. (Canada)	10,526
1,633	Telefonica SA, ADR (Spain)	31,223
753	Vodafone Group PLC, ADR
	(United Kingdom)	19,315
1,596	Windstream Corp	18,609
		107,708
	Utilities – 14.9%
1,519	American Water Works
	Co., Inc	45,843
669	National Grid PLC, ADR
	(United Kingdom)	33,182
2,562	NiSource, Inc	54,776
606	Northeast Utilities	20,392
		154,193
	Total Investments – 98.9%
	(Cost $1,017,333)	1,023,744

	Other Assets in excess
	of Liabilities - 1.1%	11,015
	Net Assets - 100.0%	$ 1,034,759

		% of
Summary by Country	Fair Value	Net Assets
Bermuda	$ 30,531	3.0%
Canada	53,177	5.1
Norway	26,829	2.6
Spain	31,223	3.0
United Kingdom	85,240	8.2
United States	796,744	77.0
Total Investments	1,023,744	98.9%
Other Assets in excess of Liabilities	11,015	1.1
Net Assets	$1,034,759	100.0%

ADR – American Depositary Receipt
ASA – Stock Company
LP – Limited Partnership
PLC – Public Limited Company
SA – Corporation

The accompanying notes are an integral part of financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2011

	Destra	Destra	Destra	Destra High
	Global	International	US All Cap	Dividend
	L-Series	L-Series	L-Series	Strategy
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at fair value	$2,291,100	$2,418,262	$1,107,250	$1,023,744
Cash	1,185	3,110	—	11,076
Foreign currency at value†	4,343	10,272	—	—
Receivables:
Due from the advisor	130,248	130,297	137,432	53,400
Deferred offering costs	—	—	9,811	58,685
Dividends and interest	6,730	9,930	2,131	1,844
Foreign tax reclaims	—	175	7	—
Prepaid offering costs	7,297	7,297	—	—
Prepaid expenses	92	92	99	—
Total assets	2,440,995	2,579,435	1,256,730	1,148,749

Liabilities:
Payables:
Investments purchased	995	3,201	—	—
Transfer agent fees	47,339	47,498	47,095	9,657
Legal fees	37,535	37,535	37,535	6,986
Audit fees	19,999	19,999	19,999	17,586
Trustees’ fees	7,884	7,881	7,559	2,012
Offering costs	—	—	9,811	58,685
Other accrued expenses and liabilities	37,160	37,703	36,924	19,064
Total liabilities	150,912	153,817	158,923	113,990
Net Assets	$2,290,083	$2,425,618	$1,097,807	$1,034,759

Composition of Net Assets
Paid-in capital ($0.001 par value common stock)	$2,468,938	$2,643,756	$1,198,215	$1,025,788
Undistributed net investment income	21,494	36,588	11,278	2,540
Accumulated net realized gain on investments and foreign
currency transactions	15,617	19,465	21,560	20
Net unrealized appreciation (depreciation) on investments and
foreign currency transactions	(215,966)	(274,191)	(133,246)	6,411

Net Assets	$2,290,083	$2,425,618	$1,097,807	$1,034,759
Investments in Securities at Cost	$2,507,006	$2,692,360	$1,240,496	$1,017,333
† Foreign currency at cost	$4,361	$10,260	$–	$–

Net Assets
Class A	$24,635	$186,574	$140,600	$25,074
Class I	$2,265,448	$2,239,044	$957,207	$1,009,685

Shares Outstanding
Class A	1,841	14,069	10,308	1,656
Class I	168,873	168,460	70,042	66,668

Net Asset Value Per Share
Class A	$13.38	$13.26	$13.64	$15.14
Class I	$13.42	$13.29	$13.67	$15.14

The accompanying notes are an integral part of financial statements.

STATEMENTS OF OPERATIONS
Period ended September 30, 2011

	Destra	Destra	Destra	Destra High
	Global	International	US All Cap	Dividend
	L-Series	L-Series	L-Series	Strategy
	Fund*	Fund*	Fund*	Fund**
Investment Income
Dividend income†	$27,565	$37,229	$20,280	$4,201

Expenses:
Transfer agent fees	52,600	52,600	52,600	9,790
Offering costs	51,261	51,260	65,657	9,501
Legal fees	37,535	37,535	37,535	6,987
Audit fees	19,999	19,999	19,999	17,586
Trustees’ fees and expenses	10,809	10,809	10,809	2,012
Shareholder reporting fees	10,500	10,500	10,500	13,849
Administration and accounting fees	8,027	8,034	8,027	1,484
Advisory fees	7,797	8,344	7,367	1,225
Insurance fees	7,483	7,429	8,384	1,867
Custody fees	4,447	4,631	3,840	728
Shareholder services fees	1,300	1,318	1,300	216
Distribution fees Class A	10	48	129	2
Other fees	16,139	16,139	16,139	3,004
Total expenses	227,907	228,646	242,286	68,251
Less: expense waivers and reimbursements	(215,593)	(215,680)	(230,706)	(66,346)
Net expenses	12,314	12,966	11,580	1,905
Net Investment Income	$15,251	$24,263	$8,700	$2,296

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	$16,127	$20,789	$21,094	$—
Foreign currency translations	3,009	8,094	4	(1)
Net realized gain (loss) from investments in securities and
foreign currency translations	19,136	28,883	21,098	(1)
Net unrealized appreciation (depreciation) on:
Investments in securities	(215,906)	(274,098)	(133,246)	6,411
Foreign currency translations	(60)	(93)	—	—
Net unrealized appreciation (depreciation) from investments in
securities and foreign currency translations	(215,966)	(274,191)	(133,246)	6,411
Net realized and unrealized gain (loss) on investments in securities
and foreign currency transactions	(196,830)	(245,308)	(112,148)	6,410
Net Increase (Decrease) in Net Assets Resulting
from Operation	$(181,579)	$(221,045)	$(103,448)	$8,706
† Net of foreign taxes withheld of	$2,905	$5,452	$617	$55

*	Represents the period December 30, 2010 (commencement of operations) to September 30, 2010.
**	Represents the period August 10, 2011 (commencement of operations) to September 30, 2010.

The accompanying notes are an integral part of financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
Period ended September 30, 2011

	Destra	Destra	Destra	Destra High
	Global	International	US All Cap	Dividend
	L-Series	L-Series	L-Series	Strategy
	Fund*	Fund*	Fund*	Fund**
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income	$15,251	$24,263	$8,700	$2,296
Net realized gain (loss) from investments in securities and
foreign currency translations	19,136	28,883	21,098	(1)
Net unrealized appreciation (depreciation) from investments in
securities and foreign currency translations	(215,966)	(274,191)	(133,246)	6,411
Net increase (decrease) in net assets resulting from operations	(181,579)	(221,045)	(103,448)	8,706

Class A
Capital Share Transactions
Proceeds from sale of shares	26,106	201,050	100,000	26,033
Cost of shares redeemed	(57)	—	—	—
Net increase from capital share transactions	26,049	201,050	100,000	26,033

Class I
Capital Share Transactions
Proceeds from sale of shares	2,445,613	2,445,613	1,000,005	1,000,020
Cost of shares redeemed	—	—	—	—
Net increase from capital share transactions	2,445,613	2,445,613	1,000,005	1,000,020
Total increase in net assets	2,290,083	2,425,618	996,557	1,034,759
Net Assets
Beginning of period	—	—	101,250	—
End of period	$2,290,083	$2,425,618	$1,097,807	$1,034,759
Undistributed net investment income at end of period	$21,494	$36,588	$11,278	$2,540

Class A
Change in Shares Outstanding
Shares outstanding, beginning of period	—	—	3,375	—
Shares sold	1,845	14,069	6,933	1,656
Shares repurchased	(4)	—	—	—
Shares outstanding, end of period	1,841	14,069	10,308	1,656

Class I
Change in Shares Outstanding
Shares outstanding, beginning of period	—	—	3,375	—
Shares sold	168,873	168,460	66,667	66,668
Shares repurchased	—	—	—	—
Shares outstanding, end of period	168,873	168,460	70,042	66,668

*	Represents the period December 30, 2010 (commencement of operations) to September 30, 2010.
**	Represents the period August 10, 2011 (commencement of operations) to September 30, 2010.

The accompanying notes are an integral part of financial statements.

FINANCIAL HIGHLIGHTS
For the period December 30, 2010* through March 31, 2011

Beneficial interest outstanding throughout the period is presented below:

	Destra	Destra	Destra	Destra High
	Global	International	US All Cap	Dividend
	L-Series	L-Series	L-Series	Strategy
	Fund	Fund	Fund	Fund
	For the	For the	For the	For the
	period	period	period	period
	December 30,	December 30,	December 30,	August 10,
	2010* to	2010* to	2010* to	2011* to
	September 30,	September 30,	September 30,	September 30,
	2011	2011	2011	2011
Class A
Net asset value, beginning of period	$15.00	$15.00	$15.00	$15.00
Investment operations:
Net investment income1	0.23	0.51	0.10	0.02
Net realized and unrealized gain (loss)	(1.85)	(2.25)	(1.46)	0.12
Net Increase (Decrease) in Net Asset Value from Operations	(1.62)	(1.74)	(1.36)	0.14
Net asset value, end of period	$13.38	$13.26	$13.64	$15.14

TOTAL RETURN2, 4	(10.80)%	(11.60)%	(9.07)%	0.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s ommitted)	$25	$187	$141	$25
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers3	1.70%	1.75%	1.60%	1.60%
Expenses, prior to expense reimbursements/waivers3	629.33%	141.83%	69.68%	532.98%
Net investment income3	2.10%	4.84%	0.87%	1.05%
Portfolio turnover rate4	52%	74%	31%	–%

Class I
Net asset value, beginning of period	$15.00	$15.00	$15.00	$15.00
Investment operations:
Net investment income1	0.20	0.31	0.12	0.04
Net realized and unrealized gain (loss)	(1.78)	(2.02)	(1.45)	0.10
Net Increase (Decrease) in Net Asset Value from Operations	(1.58)	(1.71)	(1.33)	0.14
Net asset value, end of period	$13.42	$13.29	$13.67	$15.14

TOTAL RETURN4, 5	(10.53)%	(11.40)%	(8.87)%	0.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s ommitted)	$2,265	$2,239	$957	$1,010
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers3	1.42%	1.47%	1.32%	1.32%
Expenses, prior to expense reimbursements/waivers3	23.52%	23.45%	25.31%	44.22%
Net investment income3	1.76%	2.72%	1.01%	1.60%
Portfolio turnover rate4	52%	74%	31%	–%

*	Commencement of operations.
1	Based on average shares outstanding.
2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

3	Annualized.
4	Not annualized.
5
Assumes an investment at net asset value at the beginning of the period, reinvestment of all distributions for the period. Total return would have been lower if certain expenses had not been waived or reimbursed by the investment adviser.

The accompanying notes are an integral part of financial statements.

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2011

1. ORGANIZATION

Destra Investment Trust (the “Trust”) was organized as a Massachusetts business trust on May 25, 2010, as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). At the end of the period, the Trust consisted of four series (collectively, the “Funds” and each individually a “Fund”): Destra Global L-Series Fund (“Global”), Destra International L-Series Fund (“International”), the Destra US All Cap L-Series Fund (“US All Cap”) and Destra High Dividend Strategy Fund (“High Dividend”). The Global, International and US All Cap Funds commenced operations on December 30, 2010, and the High Dividend Fund commenced operations on August 10, 2011. The only transaction prior to the commencement of operations was the seeding of the Trust. Each Fund currently offers two classes of shares, Classes A and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. Each Fund is diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds:

Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that each Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds have adopted policies and procedures consistent with the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) for Level 2 or Level 3 positions, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements for Level 3 positions must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Funds estimate fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Funds procedures are approved by the Board of Trustees.

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2011:

Destra Global L-Series Fund
	Level 1	Level 2†	Level 3	Total
Common Stocks*
Austria	$—	$30,734	$—	$30,734
Belgium	—	36,099	—	36,099
Bermuda	10,716	5,966	—	16,682
Finland	—	19,403	—	19,403
France	19,365	104,338	—	123,703
Gabon	—	1,913	—	1,913
Germany	—	33,859	—	33,859
Greece	—	11,943	—	11,943
Guernsey	—	4,188	—	4,188
Italy	—	7,398	—	7,398
Japan	2,536	327,247	—	329,783
Mauritius	—	2,024	—	2,024
Mexico	2,810	6,130	—	8,940
Netherlands	29,429	5,868	—	35,297
Peru	—	1,118	—	1,118
Portugal	—	43,353	—	43,353
Spain	—	70,455	—	70,455
Switzerland	42,673	1,595	—	44,268
United Arab Emirates	—	4,184	—	4,184
United Kingdom	33,110	90,027	—	123,137
Other Common Stocks	1,279,564	—	—	1,279,564
Investment Companies	1,095	—	—	1,095
Rights	232	—	—	232
Money Market Mutual Funds	61,728	—	—	61,728
Total	$1,483,258	$807,842	$—	$2,291,100

Destra International L-Series Fund
	Level 1	Level 2†	Level 3	Total
Common Stocks*
Austria	$—	$74,053	$—	$74,053
Belgium	—	81,179	—	81,179
Bermuda	13,609	20,363	—	33,972
Finland	—	45,740	—	45,740
France	48,409	249,868	—	298,277
Gabon	—	4,208	—	4,208
Germany	—	83,201	—	83,201
Greece	—	28,117	—	28,117
Guernsey	—	14,431	—	14,431
Italy	—	18,373	—	18,373
Japan	2,915	583,705	—	586,620
Mauritius	—	6,359	—	6,359
Mexico	3,319	19,220	—	22,539
Netherlands	35,710	13,444	—	49,154
Peru	—	3,507	—	3,507
Portugal	—	102,785	—	102,785
Spain	—	175,183	—	175,183
Switzerland	53,649	5,020	—	58,669
United Arab Emirates	—	9,890	—	9,890
United Kingdom	46,576	289,815	—	336,391
Other Common Stocks	268,721	—	—	268,721
Investment Companies	3,443	—	—	3,443
Rights	598	—	—	598
Money Market Mutual Funds	112,852	—	—	112,852
Total	$589,801	$1,828,461	$—	$2,418,262

Destra US All Cap L-Series Fund
	Level 1	Level 2	Level 3	Total
Common Stocks**	$1,083,420	$—	$—	$1,083,420
Money Market Mutual Funds	23,830	—	—	23,830
Total	$1,107,250	$—	$—	$1,107,250

Destra High Dividend Strategy Fund
	Level 1	Level 2	Level 3	Total
Common Stocks**	$1,023,744	$—	$—	$1,023,744
Total	$1,023,744	$—	$—	$1,023,744

†	Level 2 securities were fair valued using quotations or evaluated prices from a third party pricing service.

*	See portfolio of investments for additional detailed categorizations.

**	Please refer to the portfolio of investments to view securities categorized by industry type.

There were no transfers between Level 1 and Level 2, and the Funds held no Level 3 securities during the period ended September 30, 2011. International fair value adjustments may cause transfers between Level 1 and Level 2. It is the Funds’ policy to recognize transfers into Level 2 or Level 3 at the values of the beginning of the period.

Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and the other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Allocation of Income and Expenses

In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Organization and Offering Costs

Costs incurred by the Funds in connection with organizing the Funds were paid by Destra Capital Advisors LLC (the “Advisor”). The Funds do not have any obligation to reimburse the Advisor or its affiliates for organizational expenses paid on their behalf. Offering costs have been capitalized by each respective Fund and will be amortized into expense over the first twelve months of each Fund’s operations. Offering costs were $74,658 for Global, $74,617 for International, $75,468 for US All Cap, and $68,186 for High Dividend. The offering costs are being amortized by the Funds over a one year period from the inception dates of the Funds.

Cash and Cash Equivalents

Cash and cash equivalents includes US dollar and foreign currency at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Distributions to Shareholders

The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Funds and the Advisor, subject to the oversight of the Funds’ Board of Trustees, the Advisor is responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds either directly or through others selected by it for the Funds. The Advisor receives an annual fee payable monthly, at an annual rate of 0.90%, 0.95%, 0.85%, and 0.85% of the average daily net assets of Global, International, US All Cap, and High Dividend, respectively.

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A and Class I of Global to 1.70% and 1.42%, respectively, of Class A and Class I of International to 1.75% and 1.47%, respectively, of Class A and Class I of US All Cap to 1.60% and 1.32%, respectively, and of Class A and Class I of High Dividend to 1.60% and 1.32%, respectively. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, dividend expense, borrowing costs, interest expense relating to short sales and extraordinary expenses, if any) to the average net assets of the class.

Sub-Advisory Agreement

Global, International and US All Cap funds have retained Zebra Capital Management LLC (“Zebra”) to serve as the investment sub-adviser to the Funds. High Dividend has retained Miller/Howard Investments, Inc. (“Miller/Howard”) to serve as it’s investment sub-adviser. The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Zebra and Miller/Howard equal to one half of the net advisory fees collected by the Advisor from each respective Fund.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon serves as the Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s Transfer Agent.

5. DISTRIBUTION AND SERVICE PLANS

The Funds’ Class A shares have adopted distribution and shareholder servicing plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Fund. Payments are made to Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

For the period ended September 30, 2011 the Funds incurred distribution fees under the Plan were as follows:

Fund Class	Amount
Destra Global L-Series Fund – Class A	$10
Destra International L-Series Fund – Class A	48
Destra US All Cap L-Series Fund – Class A	129
Destra High Dividend Strategy Fund – Class A	2

For the period ended September 30, 2011 the Funds incurred shareholder servicing fees under the Plan were as follows:

	Class A	Class I
Destra Global L-Series Fund	$6	$1,294
Destra International L-Series Fund	29	1,289
Destra US All Cap L-Series Fund	78	1,222
Destra High Dividend Strategy Fund	1	215

6. FEDERAL INCOME TAX MATTERS

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds do not expect to be subject to U.S. federal excise tax.

For the period ended September 30, 2011, the cost of investments on a tax basis including any adjustment for financial reporting purposes, were as follows:

		Gross	Gross	Net Unrealized
	Cost of	Unrealized	Unrealized	Appreciation
	Investments	Appreciation	Depreciation	(Depreciation)
Destra Global L-Series Fund	$2,507,354	$28,431	$(244,685)	$(216,254)
Destra International L-Series Fund	2,693,529	21,509	(296,776)	(275,267)
Destra US All Cap L-Series Fund	1,240,496	27,110	(160,356)	(133,246)
Destra High Dividend Strategy Fund	1,017,333	31,229	(24,818)	6,411

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, non-deductible offering costs, and mark to market on Passive Foreign Investment Companies securities. For the period ended September 30, 2011, the components of accumulated earnings/loss on tax-basis were as follows:

			Net	Total
	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Capital and	Appreciation	Earnings
Funds	Income	Other Losses	(Depreciation)	(Losses)
Destra Global L-Series Fund	$37,444	$15	$(216,314)	$(178,855)
Destra International L-Series Fund	57,222	—	(275,360)	(218,138)
Destra US All Cap L-Series Fund	32,810	28	(133,246)	(100,408)
Destra High Dividend Strategy Fund	2,540	20	6,411	8,971

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of offering costs and of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

For the period ended September 30, 2011, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

		Accumulated
		Net
	Undistributed	Realized Gain
	Net Investment	(Loss) on	Paid-in
Funds	Income	Investments	Capital
Destra Global L-Series Fund	$6,243	$(3,519)	$(2,724)
Destra International L-Series Fund	12,325	(9,418)	(2,907)
Destra US All Cap L-Series Fund	2,578	462	(3,040)
Destra High Dividend Strategy Fund	244	21	(265)

7. INVESTMENT TRANSACTIONS

For the year ended September 30, 2011, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Destra Global L-Series Fund	$2,970,425	$541,274
Destra International L-Series Fund	3,334,711	775,473
Destra US All Cap L-Series Fund	1,512,995	315,595
Destra High Dividend Strategy Fund	1,017,333	—

8. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A shares are subject to an initial sales charge on purchases of less than $1,000,000. The Funds’ Class A and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by a Fund or its authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.

Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. For Class I shares, a redemption fee of 2.00% may be deducted from a shareholder’s redemption proceeds with respect to shares redeemed within 90 days of purchase. The Funds charge this fee in order to discourage short-term investors. The Funds retain this fee for the benefit of the remaining shareholders.

A contingent deferred sales charge of 1.00% may be deducted with respect to Class A shares purchased without a sales load and redeemed within 18 months of purchase.

9. SUBSEQUENT EVENTS

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Destra Investment Trust:

We have audited the accompanying statements of assets and liabilities of the Destra Global L-Series Fund, Destra International L-Series Fund, Destra US All Cap L-Series Fund, and Destra High Dividend Strategy Fund (the “Funds” within Destra Investment Trust), including the schedules of investments, as of September 30, 2011, and the related statements of operations, changes in net assets, and financial highlights for the period then ended (period December 30, 2010, commencement of operations, to September 30, 2011 for the Destra Global L-Series Fund, Destra International L-Series Fund and Destra US All Cap L-Series Fund and the period August 10, 2011, commencement of operations, to September 30, 2011 for the Destra High Dividend Strategy Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for the periods then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 23, 2011

BOARD CONSIDERATIONS REGARDING THE
APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees (the “Board”) of Destra Investment Trust (the Trust”), including Trustees who are not “interested persons” as the term “interested person” is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) (the “Independent Trustees”), is responsible for approving the investment management agreement between the Trust and Destra Advisors; and for approving the sub-advisory agreements between (a) Destra Advisors and Zebra Capital Management, LLC (“Zebra”) with respect to Destra Global L-Series Fund, Destra International L-Series Fund and Destra US All-Cap L-Series Fund (the “L-Series Funds”) and (b) Destra Advisors and Miller/Howard Investments, Inc. (“Miller/Howard”) with respect to Destra High Dividend Strategy Fund (the “High Dividend Fund”). At a meeting held on November 29, 2010 (the “November Meeting”), the Board was asked to approve the advisory arrangements for the L-Series Funds and the Trustees, including the Independent Trustees, considered and approved the investment management agreement between the Trust and Destra Advisors and the investment sub-advisory agreement between Destra Advisors and Zebra with respect to the L-Series Funds. At a meeting held on May 23, 2011 (the “May Meeting”), the Board was asked to approve the advisory arrangements for the High Dividend Fund and the Trustees, including the Independent Trustees, considered and approved the investment management agreement between the Trust and Destra Advisors and the investment sub-advisory agreement between Destra Advisors and Miller/Howard with respect to the High Dividend Fund. Zebra and Miller/Howard are collectively hereafter the “Sub-Advisers,” and Destra Advisors, Zebra and Miller/Howard are each hereafter an “Adviser” and collectively the “Advisers.” The investment management agreement and the sub-advisory agreements are each hereafter an “Agreement” and collectively the “Agreements.” The L-Series Funds and High Dividend Fund are each hereafter a “Fund” and collectively the “Funds.” The November Meeting and the May Meeting are each hereafter a “Meeting” and collectively the “Meetings.”

The Board determined that each Agreement was in the best interests of the respective Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment. To reach this determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, the fiduciary duty of investment advisers with respect to advisory agreements and compensation, the standards used by courts in determining whether investment company boards have fulfilled their duties, and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received reports in advance of the Meetings. The reports, among other things, outlined the services to be provided by an Adviser (including the relevant personnel responsible for these services and their experience); the proposed advisory fee as compared to fees charged by investment advisers to comparable funds; estimated expenses of a Fund as compared to those of comparable funds; the nature of expenses to be incurred in providing services to a Fund and the potential for economies of scale, if any; certain financial information of the Advisers; fall out benefits to Destra Advisors and Destra Capital Investments LLC; and a summary of Destra Advisors’ compliance program. At the Meetings, Destra Advisors made a presentation to and responded to questions from the Board. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by Destra Advisors. The Board applied its business judgment to determine whether the arrangement between the Trust and Destra Advisors is a reasonable business arrangement from the Funds’ perspective as well as from the perspective of shareholders.

As outlined in more detail below, the Board considered all factors they believed relevant with respect to a Fund, including the following: the nature, extent and quality of the services to be provided by the Adviser; investment performance; the profitability of Destra Advisors; the extent to which economies of scale would be realized and whether fee levels reflect these economies of scale for the benefit of Fund investors; and whether Destra Advisors would receive indirect benefits as a result of its relationship with each Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating whether to approve the Agreements, the Board considered the nature, extent and quality of services to be provided under the Agreements, and noted that the Advisers’ employees have significant experience in providing management services to other investment companies and have done so with diligence and care. The Board also considered the compliance programs that had been developed by the Advisers and the skills of their employees who would be working with the Funds. In addition to advisory services, the Independent Trustees considered the quality of any administrative or non-advisory services to be provided. It also considered the efforts expended by Destra Advisors in organizing the Trust and making arrangements for entities to provide services to the Funds. The Board concluded it was comfortable that the Advisers have the capabilities and resources to oversee the operations of the Funds, including, in the case of Destra Advisors, the services to be provided by other service providers. The Board also noted that although Destra Advisors is a recently organized investment adviser, its personnel have significant prior experience in providing management services to investment companies. Furthermore, based on their review, the Independent

Trustees found that, overall, the nature, extent and quality of services expected to be provided to the Funds under the Agreements were satisfactory.

B. INVESTMENT PERFORMANCE

Because the Funds are newly organized, the Board did not consider investment performance of the Funds.

C. FEES AND EXPENSES

In evaluating the management fees and expenses that the Funds were expected to bear, the Independent Trustees considered, among other things, information showing the advisory fee and estimated expense ratio of the Funds as compared to those of a peer group. The Board noted the services to be provided by Destra Advisors for the annual advisory fee of 0.90% of Destra Global L-Series Fund’s average daily net assets, 0.95% of Destra International L-Series Fund’s average daily net assets, 0.85% of Destra US All Cap L-Series Fund’s average daily net assets and 0.85% of the High Dividend Fund’s average daily net assets. In addition, the Board compared the proposed advisory fee for each Fund to the advisory fees paid by the peer funds. The Board noted that the L-Series Funds’ advisory fees were higher than the average advisory fees paid by the peer funds, but still within the range of the higher advisory fees paid by certain of the peer funds. For the High Dividend Fund, the Board noted that advisory fee was lower than the average advisory fees paid by the peer funds. The Board also considered that Destra Advisors has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business), remain at the following levels of average daily net assets for two years:

Class A		Class C	Class P	Class I
Fund	Shares	Shares	Shares	Shares
Destra Global L-Series Fund	1.70%	2.45%	1.80%	1.42%
Destra International L-Series Fund	1.75%	2.50%	1.85%	1.47%
Destra US All Cap L-Series Fund	1.60%	2.35%	1.70%	1.32%
Destra High Dividend Strategy Fund	1.60%	2.35%	1.70%	1.32%

The Trustees noted that expenses borne by Destra Advisors are proposed to be subject to reimbursement by a Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by such Fund if it would result in the Fund exceeding its expense cap. In light of the nature, extent and quality of services to be provided under the Agreements, and in light of Destra Advisors’ agreement to waive fees and/or pay each Fund’s expenses as described above for at least two years, the Board determined that the investment advisory fee for each Fund was fair and reasonable.

D. PROFITABILITY, ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE AND INDIRECT BENEFITS

The Board considered Destra Advisors’ representation that the proposed advisory fees were structured to pass the benefits of economies of scale on to shareholders as each Fund’s assets grow through reduced advisory fees at certain asset levels. The Board took the costs to be borne by Destra Advisors in connection with its services to be performed under the Agreements into consideration and noted that Destra Advisors did not expect to be profitable in the near term and that Destra Advisors had agreed to cap each Fund’s expenses for two years. The Board considered that Destra Advisors had identified as a fall out benefit to Destra Advisors and Destra Capital Investments LLC their exposure to investors and brokers who, in the absence of a Fund or other funds of the Trust, may have had no dealings with Destra Advisors. The Board also noted that Destra Advisors would not utilize soft dollars in connection with its management of a Fund’s portfolio, although Sub-Advisers may. The Board also considered any potential fall out benefit to Sub-Advisers from this arrangement. Based on their review, the Independent Trustees concluded that any indirect benefits received by an Adviser as a result of its relationship with each Fund were reasonable and within acceptable parameters.

E. APPROVAL

After discussion, the Board, including the Independent Trustees, concluded that, based upon such information as it considered necessary to the exercise of its reasonable business judgment, it was in the best interests of the Funds to approve the Agreements. No single factor was determinative in the Board’s analysis.

SUPPLEMENTAL INFORMATION (UNAUDITED)

Federal Tax Status of Dividends Declared during the Tax Year
For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below.

Funds	DRD	QDI
Destra Global L-Series Fund	—%	—%
Destra International L-Series Fund	0.32	48.74
Destra US All Cap L-Series Fund	—	—
Destra High Dividend Strategy Fund	—	—

Special 2011 Tax Information

The Destra International L-Series Fund in accordance with Section 853 of the Internal Revenue Code intends to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended September 30, 2011. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of September 30, 2011) is as follows:

Gross Foreign Income	$0.2336
Foreign Taxes Paid	0.0291

TRUSTEES AND OFFICERS
(unaudited)

The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of 5 Destra-sponsored open-end funds. The address of each officer and trustee is 901 Warrenville Rd. Suite 15, Lisle, IL 60532.

Independent Trustees
Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name, Business Address	Held with	Time	During Past	Overseen by	Held by
and Year of Birth	Trust	Served	5 Years	Trustee	Trustee
Independent Trustees
Diana S. Ferguson	Trustee	Term-	Chief Financial Officer	5	Tree House Foods
Birth year: 1963		Indefinite*	(2010-2011), Chicago		Urban Partnership Bank
		Length of	Board of Education;
		Service-	Senior Vice President
		Since 2010	and Chief Financial
Officer (2008), Folgers
Coffee Company;
Executive Vice President
and Chief Financial Officer
(2007-2008), Merisant
Worldwide; Senior Vice
President and Chief
Financial Officer
(2001-2007), Sara
Lee Foodservice
William M. Fitzgerald, Sr.	Trustee	Term-	Founder, Global	5	None
Birth Year: 1964		Indefinite*	Infrastructure Asset
		Length of	Management LLC;
		Service-	Managing Director
		Since 2010	(1988-2007), Nuveen
Investments LLC;
Chief Investment
Officer (2000-2007),
Nuveen Asset
Management
Louis A. Holland, Jr.	Trustee	Term-	President and Chief	5	Trustee, Holland Capital
Birth Year: 1964		Indefinite*	Financial Officer		Management-Asset
		Length of	(2008-present), CUMOTA		Management Industry;
		Service-	LLC: Managing Director		Trustee, Lumifi-Search
		Since 2010	(2000-2008), Nuveen		Technology; Trustee, Jobs
			Investments		For Youth; Trustee, PADS
Interested Trustee
Nicholas Dalmaso **	Trustee,	Term-	Co-Chairman, General	5	None
Birth Year: 1965	Chief Executive	Indefinite*	Counsel and Chief Operating
	Officer, Secretary	Length of	Officer of Destra Capital
		Service-	Management LLC, President,
		Since 2010	Chief Operating Officer and
General Counsel, Destra Capital
Advisors LLC; President, Chief
Operating Officer and General
Counsel, Destra Capital Investments
LLC; (2001-2008) General
Counsel and Chief Administrative
Officer, Claymore Securities, Inc.

Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name, Business Address	Held with	Time	During Past	Overseen by	Held by
and Year of Birth	Trust	Served	5 Years	Trustee	Trustee
Officers of the Trust
Anne Kochevar	Chief	Term*	Senior Managing	5	None
Birth Year: 1963	Compliance	Length of	Director and Chief
	Officer	Service-	Compliance Officer,
		Since 2010	Destra Capital
Management LLC,
Destra Capital Advisors
LLC and Destra Capital
Investments LLC; Senior
Managing Director
(2002-2010), Claymore
Securities, Inc.
Peter Schaffer	Vice	Term*	Chief Operating Officer,	3	None
Birth Year: 1964	President	Length of	Zebra Capital Management
		Service-	LLC, (2005-2007) Avenue
		Since 2010	Capital, Chief Risk Officer
and Head of firm-wide
Informational Systems.

*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.
**	Mr. Dalmaso is an “Interested Person” of the Trust, as defined in the 1940 Act, by reason of his positions with and ownership of Destra Capital Management LLC and its subsidiaries.

TRUST INFORMATION

Board of Trustees	Officers	Investment Adviser
Diana S. Ferguson	Nicholas Dalmaso	Destra Capital Advisors LLC
	Chief Executive Officer	Lisle, IL
William M. Fitzgerald
	Anne Kochevar	Distributor
Louis A. Holland, Jr.	Chief Compliance Officer	Destra Capital Investments LLC
Lisle, IL
Nicholas Dalmaso*	Peter Schaffer
	Vice President	Administrator, Accounting Agent,
* “Interested Person” of		Custodian and
the Trust, as defined in		Transfer Agent
the Investment Company		The Bank of New York Mellon
Act of 1940, as amended.		New York, NY

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public
Accounting Firm
KPMG LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?

• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (877) 287-9646.

Information regarding how the Funds voted proxies for portfolio securities will is available without charge and upon request by calling (877) 287-9646, or visiting Destra Capital Investments LLC’s website at http://destracapital.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form

N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Diana Ferguson is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $0 for 2010 and $70,000 for 2011.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2010 and $4,500 for 2011.

•	Review of excise tax calculations and tax returns for the funds within the Trust.

•	Review of tax adjustments and footnotes within the annual financial statements of the Trust.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit and Non-Audit Services Pre-Approval Policy

Destra Investment Trust Funds (Each, a “Fund”)
Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of each Fund is responsible for the appointment, compensation and oversight of the work of the independent auditor.  As part of this responsibility, the Audit Committee is required to pre-approve the audit and permissible non-audit services performed for the Funds, as well as non-audit services performed for a “service affiliate” of the Funds if the engagement relates directly to the operations and financial reporting of the Funds, in order to assure that they do not impair the auditor’s independence from the Funds.  For purposes of this Policy, a “service affiliate” of the Funds is defined as Destra Advisors LLC (“Destra Advisors”) and any entity controlling, controlled by, or under common control with Destra Advisors that provides ongoing services to any Fund.

To implement the provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  While there are many specific provisions contained in the Act and the related rules issued by the SEC, there are three guiding principles that must be considered.  KPMG LLP (“KPMG”) acts as independent auditors for the Funds.  KPMG’s independence will be deemed to be impaired if it provides a service whereby it:

A.Functions in the role of management,

B.Is in the position of auditing its own work, or

C.Serves in an advocacy role for a Fund.

Accordingly, KPMG may not be engaged to perform any service that violates any of the three guidelines enumerated above.  The SEC has specifically identified nine types of prohibited non-audit services which an independent auditor may not perform for its audit clients, and which an independent auditor for the Funds is therefore prohibited from providing to the Funds (or to a service affiliate that is itself an audit client of the independent auditor), as follows:

A.Bookkeeping or other services related to the accounting records or financial statements of the audit client;

B.Financial information systems design and implementation;

C.Appraisal or valuation services, fairness opinions, or contribution-in-kind reports, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

D.Actuarial services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

E.Internal audit outsourcing services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

F.Management functions or human resources;

G.Broker or dealer, investment adviser, or investment banking services;

H.Legal services and expert services unrelated to the audit; and

I.Any other service that the Public Company Accounting Oversight Board (“PCAOB”) determines, by regulation, is impermissible.

The Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy, as may be amended from time to time (the “Policy”), which sets forth the procedures and the conditions pursuant to which audit and non-audit services, including non-audit services provided to Destra Advisors and any other service affiliate of the Funds, are to be pre-approved.

The SEC’s rules on auditor independence establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either may be pre-approved by the Audit Committee agreeing to a framework with descriptions of allowable services that are subject to general pre-approval (“general pre-approval”), or require the specific pre-approval of the Audit Committee (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Audit Committee will annually review and pre-approve the services that may be provided by KPMG that are subject to general pre-approval, as well as the fees for these services.  Annually, KPMG will send to the Audit Committee engagements letters outlining the audit and tax services that it proposes to providing during the period described in the engagement letters. Such services will typically include the annual audit of financial statements for the Funds, tax return and compliance services (federal, state and excise tax) and tax advice and other consulting services.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities to pre-approve audit and permitted non-audit services performed for the Funds, as well as certain non-audit services performed for a service affiliate of the Funds.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

KPMG has reviewed this Policy and believes that implementation of the Policy will not adversely affect its independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The selected member must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.	Audit Services

The annual Audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee.  Audit services include the annual financial statement audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements.  The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items, beyond what was approved in the engagement letter.  The Audit Committee will annually review and pre-approve the Audit services described in KPMG’s engagement letter.

IV.	Tax Services

Because the Audit Committee believes that, based upon the representations of KPMG, the provision of Tax services to the Funds, such as tax returns (federal, state and excise), tax compliance, tax advise and other consulting services, does not impair its independence, and is consistent with the SEC’s and PCAOB’s rules on auditor independence, the Audit Committee may grant general pre-approval to Tax services.

The Audit Committee will annually review and pre-approve the Tax services described in KPMG’s engagement letter, and the approval of KPMG as the Funds’ independent auditor shall constitute pre-approval of such Tax services.  All other Tax services must be specifically pre-approved by the Audit Committee.

V.	Procedures

At the November 29, 2010 meeting of the Audit Committee, KPMG shall submit to the Audit Committee engagement letters of audit and tax services that are subject to general pre-approval.  These engagement letters shall provide a description of each type of service that is subject to general pre-approval for the current fiscal year, the maximum fee for each service and the projected fees (or a range of projected fees) for each service that has not been pre-approved, if any.  The Audit Committee will review and pre-approve the types of services, the maximum fee for each service and the projected fees (or a range of projected fees) for any additional service, if any, for such fiscal year.  The services and fee amounts will be updated to the extent necessary at each regularly scheduled meeting of the Audit Committee.

If subsequent to the general pre-approval by the Audit Committee of the services listed on the engagement letters, the Funds or one of their service affiliates determines that it would like to engage KPMG to perform a service not listed on the engagement letters, KPMG shall submit its request for specific pre-approval of such service to the Funds’ Treasurer, and if the proposed service fits within the SEC’s auditor independence guidelines, the Treasurer will arrange for a discussion of the proposed service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that specific pre-approval by the Audit Committee can be obtained.  If the timing of the project is critical and the proposed service needs to commence before the next regularly scheduled Audit Committee meeting, the review and specific pre-approval by the Chairman of the Audit Committee must be obtained before any service is provided.  The Audit Committee Chairman can request that a telephonic meeting of the entire Audit Committee occur to discuss the proposed service.  Communications with the Audit Committee Chairman will be arranged by the Treasurer.  KPMG must not commence any such service until specific pre-approval has been given.

Adopted:                      November 29, 2010

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the

(g)	adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2011.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Destra Investment Trust

By (Signature and Title)*                   /s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer
(principal executive officer)

Date  11/30/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer
(principal executive officer)

Date  11/30/11

By (Signature and Title)*	/s/ Richard J. Simek
Richard J. Simek, Chief Financial Officer
(principal financial officer)

Date  11/30/11

* Print the name and title of each signing officer under his or her signature.